As filed with the Securities and Exchange Commission on February 26, 1999 Registration Nos. 33-35827 and 811-06139




                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A


             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         POST-EFFECTIVE AMENDMENT NO. 22

                             REGISTRATION STATEMENT
                    UNDER THE INVESTMENT COMPANY ACT OF 1940
                                 AMENDMENT NO. 43


                          THE 59 WALL STREET FUND, INC.

               (Exact Name of Registrant as Specified in Charter)


               21 Milk Street, Boston, Massachusetts 02109
                    (Address of Principal Executive Offices)


       Registrant's Telephone Number, including Area Code: (617) 423-0800


                               Philip W. Coolidge
                21 Milk Street, Boston, Massachusetts 02109
                    (Name and Address of Agent for Service)


                                    Copy to:
                         John E. Baumgardner, Jr., Esq.
                              Sullivan & Cromwell
                   125 Broad Street, New York, New York 10004

It is proposed that this filing will become effective (check appropriate box):


[X] Immediately upon filing pursuant to paragraph (b)
[ ] on            pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(i)
[ ] on (date) pursuant to paragraph (a)(i)
[ ] 75 days after filing pursuant to paragraph (a)(ii)
[ ] on (date) pursuant to paragraph (a)(ii) of rule 485.



If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Shares of Beneficial Interest (par value $.001)

PROSPECTUS

                     The 59 Wall Street European Equity Fund
                  The 59 Wall Street Pacific Basin Equity Fund
                  The 59 Wall Street International Equity Fund

         The European Equity Fund, the Pacific Basin Equity Fund and the International Equity Fund are separate portfolios of The 59 Wall Street Fund, Inc. Shares of each Fund are offered by this Prospectus. The European Equity Fund and the Pacific Basin Equity Fund are each designed to enable investors to participate in the opportunities available in foreign equity markets. The International Equity Fund is designed to enable investors to participate in the opportunities available in equity markets outside the United States and Canada.

         The International Equity Fund invests all of its assets in the International Equity Portfolio. Brown Brothers Harriman & Co. is the Investment Adviser for the European Equity Fund, the Pacific Basin Equity Fund and the International Equity Portfolio. Shares of each Fund are offered at net asset value without a sales charge.


         Neither The Securities And Exchange Commission Nor Any State Securities Commission Has Approved Or Disapproved Of These Securities Or Passed Upon The Adequacy Or Accuracy Of This Prospectus. Any Representation To The Contrary Is A Criminal Offense.




                  The date of this Prospectus is March 1, 1999.

                                            TABLE OF CONTENTS
                                                                           Page


Investment Objective and Strategies......................................... 1
Principal Risk Factors...................................................... 3
Fund Performance.............................................................5
Fees and Expenses of the Funds...............................................8
Investment Adviser...........................................................10
Shareholder Information......................................................10
Financial Highlights.........................................................13
Additional Information.......................................................16

INVESTMENT OBJECTIVE AND  STRATEGIES

         The investment objective of each Fund and the Portfolio is to provide investors with long-term maximization of total return, primarily through capital appreciation.

                              European Equity Fund

         Under normal circumstances the Investment Adviser fully invests the assets of the European Equity Fund in equity securities of companies based in the European Economic Community (Belgium, Denmark, France, Germany, Greece, Ireland, Italy, Luxembourg, Netherlands, Portugal, Spain, United Kingdom), as well as Austria, Czech Republic, Finland, Hungary, Norway, Poland, Romania, Sweden, Switzerland, the Slovakia and Turkey.

                            Pacific Basin Equity Fund

         Under normal circumstances the Investment Adviser fully invests the assets of the Pacific Basin Equity Fund in equity securities of companies based in Pacific Basin countries, including Australia, Bangladesh, China, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, Pakistan, Philippines, Singapore, Sri Lanka, South Korea, Taiwan and Thailand.

                            International Equity Fund

         Under normal circumstances the Investment Adviser fully invests the assets of the International Equity Portfolio in equity securities of companies based outside the United States and Canada in the developed markets of the world. These markets include Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and United Kingdom.

                                    Each Fund

         Although the Investment Adviser expects to invest the assets of each Fund and the Portfolio primarily in common stocks, it may also purchase other securities with equity characteristics, including securities convertible into common stock, rights and warrants. The Investment Adviser may purchase these equity securities directly or in the form of American Depositary Receipts, Global Depositary Receipts or other similar securities representing securities of foreign-based companies. Although the Investment Adviser invests primarily in equity securities which are traded on foreign or domestic national securities exchanges, the Investment Adviser may also purchase equity securities which are traded in foreign or domestic over-the-counter markets. The Investment Adviser may invest in securities of appropriate investment companies in order to obtain participation in markets or market sectors which restrict foreign investment or to obtain more favorable investment terms. The Investment Adviser allocates the investments of each Fund and the Portfolio among various countries based upon the economic environment, liquidity conditions, valuation levels, expected earnings growth, government policies and political stability. In response to changes or anticipated changes in these criteria, the Investment Adviser increases, decreases or eliminates a particular country's representation. As a result of applying these criteria the Investment Adviser allocates assets among countries in a manner which does not always reflect the relative size or valuation of a country's capital market or a country's relative gross domestic product or population. In constructing the portfolio of securities of each Fund and the Portfolio, the Investment Adviser places emphasis on the equity securities of larger globally competitive companies with strong longer term fundamentals such as leading industry position, effective management, competitive products and services, high or improving return on investment and a sound financial structure. The Investment Adviser selects individual equities through a disciplined process which systematically evaluates growth expectations relative to price levels.

      Because the Investment Adviser buys and sells securities denominated in currencies other than the U.S. dollar, and interest, dividends and sale proceeds are received in currencies other than the U.S. dollar, the Investment Adviser enters into foreign currency exchange transactions from time to time to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar.

         Solely as a hedge against changes in the market value of portfolio securities or securities intended to be purchased, futures contracts on stock indexes may be entered into for a Fund or the Portfolio. In order to protect the dollar value of securities denominated in foreign currencies that are held or intended to be purchased, forward foreign exchange contracts may be entered into on behalf of each Fund or the Portfolio.

PRINCIPAL RISK  FACTORS

         The principal risks of investing in the Funds and the Portfolio and the circumstances reasonably likely to adversely affect an investment are described below. As with any fund other than a money market mutual fund, the share price of each Fund changes daily based on market conditions and other factors. A shareholder may lose money by investing in the Funds.

      The principal risks of investing in the Funds are:

o     Market Risk:

         This is the risk that the price of a security will fall due to changing economic, political or market conditions, or due to a company's individual situation.

o     Foreign Investment Risk:

         Investing in equity securities of foreign-based companies involves risks not typically associated with investing in equity securities of companies organized and operated in the United States.

         Changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations may adversely affect the value of such investments. Changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the operations of the European Equity Fund, the Pacific Basin Equity Fund or the International Equity Portfolio. The economies of individual foreign nations differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. It may be more difficult to obtain and enforce a judgment against a foreign company. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to dividends and interest paid to other funds by domestic companies.

         In general, less information is publicly available with respect to foreign-based companies than is available with respect to U.S. companies. Most foreign-based companies are also not subject to the uniform accounting and financial reporting requirements applicable to companies based in the United States.

         In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of the New York Stock Exchange. Accordingly, foreign investments are less liquid and their prices are more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. companies, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, fixed commissions are normally paid that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and companies in foreign countries than in the United States. The foreign investments made by the Investment Adviser are in compliance with the currency regulations and tax laws of the United States and foreign governments. There may also be foreign government regulations and laws which restrict the amounts and types of foreign investments. Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and the European Equity Fund, the Pacific Basin Equity Fund and the International Equity Portfolio hold various foreign currencies from time to time, the value of their respective net assets as measured in U.S. dollars is affected favorably or unfavorably by changes in exchange rates. The European Equity Fund, the Pacific Basin Equity Fund and the International Equity Portfolio also incur costs in connection with conversion between various currencies.

o     Developing Countries:

         The Investment Adviser may invest the assets of the European Equity Fund and the International Equity Portfolio in securities of issuers based in developing countries. The Investment Adviser may invest a substantial portion of the assets of the Pacific Basin Equity Fund in the securities of issuers based in developing countries. Investments in securities of issuers in developing countries may involve a high degree of risk and many may be considered speculative. These investments carry all of the risks of investing in securities of foreign issuers outlined in this section to a heightened degree. These heightened risks include (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability;
(ii) the small current size of the markets for securities of issuers in developing countries and the currently low or non-existent volume of trading, resulting in lack of liquidity and in price volatility; (iii) certain national policies which may restrict the Funds' investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (iv) the absence of developed legal structures governing private or foreign investment and private property.

o Diversification Risk:

         Each Fund and the Portfolio are classified as "non-diversified", which means that each is limited with respect to the portion of its assets which may be invested in securities of a single issuer only by certain requirements of federal tax law. The possible assumption of large positions in the securities of a small number of issuers may cause performance to fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or in the market's assessment of the issuers.

      INVESTMENTS IN THE FUNDS ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, BROWN BROTHERS HARRIMAN & CO. OR ANY OTHER BANK, AND THE SHARES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER FEDERAL, STATE OR OTHER GOVERNMENTAL AGENCY.

FUND PERFORMANCE
     The charts and tables below give an indication of the Funds' risks and performance. The charts show changes in the Funds' performance from year to year. The tables show how the Funds' average annual returns for the periods indicated compare to those of a broad measure of market performance.

      When you consider this information, please remember that a Fund's performance in past years is not necessarily an indication of how that Fund will do in the future.

                              EUROPEAN EQUITY FUND
[This table was depicted as a bar chart in the printed material]

 Total Return (% per calendar year)

1991     9.25%
1992     7.53%
1993     27.12%
1994     -3.03%
1995     16.49%
1996     19.85%
1997     15.28%
1998     24.17%

Highest and Lowest Return
(Quarterly 1991-1998)
                                                      Quarter Ending

Highest                         20.88%                3/31/98

Lowest                         (15.55)%               9/30/98

Average Annual Total Returns
(through December 31, 1998)

                                  1 Year      5 Years          Life of Fund
                                                               (Since 10/31/90)

European Equity Fund             24.17%        13.82%          13.39%

MSCI-Europe                      28.53%        19.11%          15.50%

                            PACIFIC BASIN EQUITY FUND

[This table was depicted as a bar chart in the printed material]

Total Return (% per calendar year)



1991     13.64%
1992      6.15%
1993     74.9%
1994    -21.5%
1995     3.49%
1996    -0.71%
1997    20.13%
1998     4.91%

Highest and Lowest Return
(Quarterly 1991-1998)
                                                       Quarter Ending

Highest                      36.69%                       12/31/93

Lowest                     (16.42)%                        3/31/94

Average Annual Total Returns
(through December 31, 1998)

                              1 Year      5 Years                Life of Fund
                                                                (Since 10/31/90)

Pacific Basin Equity Fund      4.91%       (7.53)%                     3.89%

MSCI- Pacific                  2.44%       (4.15)%                    (0.96)%

                            INTERNATIONAL EQUITY FUND

[This table was depicted as a bar chart in the printed material]

Total Return (% per calendar year)

1996     8.05%
1997     1.05%
1998     16.17%


Highest and Lowest Return
(Quarterly 1995-1998)
                                                    Quarter Ending

Highest                              13.97%           3/31/98

Lowest                              (13.77)%          9/30/98

Average Annual Total Returns
(through December 31, 1998)
                                    1 Year          Life of Portfolio
                                                    (Since 4/1/95)

International Equity Fund           16.17%           8.41%

MSCI-EAFE                           20.00%           9.68%


Historical performance information for the Fund for any period or portion thereof prior to its commencement of operations (6/6/97), is that of the Portfolio as adjusted to reflect all fees and expenses of the Fund.

 FEES AND EXPENSES OF THE FUNDS

      The tables below describe the fees and expenses1 that an investor may pay if that investor buys and holds shares of the Funds.

                                SHAREHOLDER FEES
                 (Fees paid directly from an investor's account)



                                                   European            Pacific Basin       International
                                                  Equity Fund           Equity Fund         Equity Fund


     Maximum Sales Charge (Load)                     None                  None                None
     Imposed on Purchases

     Maximum Deferred Sales Charge (Load)            None                  None                None

     Maximum Sales Charge (Load)                     None                  None                None
     Imposed on Reinvested Dividends

     Redemption Fee                                  None                  None                None

     Exchange Fee                                    None                  None                None


      ANNUAL FUND OPERATING EXPENSES
      (Expenses that are deducted from Fund assets as a percentage of average net assets)


                                                                European            Pacific Basin       International
                                                                Equity Fund           Equity Fund         Equity Fund

     Management Fees                                             0.65%                  0.65%               0.65%

     Distribution (12b-1) Fees                                   None                   None                None

     Other Expenses
        Administration Fee                             0.15%                   0.15%               0.16%
       Shareholder Servicing/Eligible Institution Fee  0.25                    0.25                0.25
       Other Expenses                                  0.16      0.56          0.57      0.97      0.53      0.94
                                                       ------    ------      ------     -----     -----     -----
     Total Operating Expenses Paid by Fund                       1.21%                   1.62%               1.59%

     Expense Payment2                                            n/a                     n/a               (0.09)%
     Net Expenses Paid by Fund                                   n/a                     n/a                1.50%


--------

           1 The expenses shown for the International Equity Fund include the expenses of the International Equity Portfolio.

           2 The expense payment arrangement is a contractual limitation on expenses which will continue until October 31,2000.

                                     EXAMPLE

      This example is intended to help an investor compare the cost of investing in the Funds to the cost of investing in other mutual funds. The example assumes that an investor invests $10,000 in a Fund for the time periods indicated and then sells all of his shares at the end of those periods. The example also assumes that an investment has a 5% return each year and that the Funds' operating expenses remain the same as shown in the table above. Although actual costs and the return on an investor's investment may be higher or lower, based on these assumptions the investor's costs would be:

                  European         Pacific Basin       International
                 Equity Fund        Equity Fund         Equity Fund
1 year             $123               $165                $153

3 years            $384               $511                $502

5 years            $665               $811                $866

10 years         $1,466             $1,922              $1,889



      The example above reflects the expenses of both the International Equity Fund and the International Equity Portfolio.

INVESTMENT ADVISER

         The Investment Adviser to the European Equity Fund, the Pacific Basin Equity Fund and the International Equity Portfolio is Brown Brothers Harriman & Co., Private Bankers, a New York limited partnership established in 1818. The firm is subject to examination and regulation by the Superintendent of Banks of the State of New York and by the Department of Banking of the Commonwealth of Pennsylvania. The firm is also subject to supervision and examination by the Commissioner of Banks of the Commonwealth of Massachusetts. The Investment Adviser is located at 59 Wall Street, New York, NY 10005.

         The Investment Adviser provides investment advice and portfolio management services to the European Equity Fund, the Pacific Basin Equity Fund and the International Equity Portfolio. Subject to the general supervision of the Directors of the 59 Wall Street Fund, Inc. (the "Corporation"), the Investment Adviser makes the day-to-day investment decisions for each such Fund, places the purchase and sale orders for the portfolio transactions of each such Fund, and generally manages each such Fund's investments. Subject to the general supervision of the Trustees of the Portfolio, the Investment Adviser makes the day-to-day investment decisions for the Portfolio, places the purchase and sale orders for the portfolio transactions of the Portfolio, and generally manages the Portfolio's investments. The Investment Adviser provides a broad range of investment management services for customers in the United States and abroad. At December 31, 1998, it managed total assets of approximately $32 billion.

         A team of individuals manages each Fund's portfolio on a day-to-day basis. This team includes Mr. John A. Nielsen, Mr Jeffrey A. Schoenfeld, Ms. Camille M. Kelleher, Mr. A. Edward Allinson, Mr. G. Scott Clemons, Mr. Paul J. Fraker and Mr. Ben Kottler. Mr. Nielsen holds a B.A. from Bucknell University, a M.B.A. from Columbia University and is a Chartered Financial Analyst. He joined Brown Brothers Harriman & Co. in 1968. Mr. Schoenfeld holds a B.S. from the University of California, Berkeley and a M.B.A. from the University of Pennsylvania. He joined Brown Brothers Harriman & Co in 1984. Ms. Kelleher holds a B.A. from Barnard College and a M.B.A. from Columbia University. She joined Brown Brothers Harriman & Co. in 1984. Mr. Allinson holds a B.A. and a M.B.A. from the University of Pennsylvania and is a Chartered Financial Analyst. He joined Brown Brothers Harriman & Co. in 1991. Mr. Clemons holds a A.B. from Princeton University and is a Chartered Financial Analyst. He joined Brown Brothers Harriman & Co. in 1990. Mr Fraker holds a B.A. from Carleton College and a M.A. from Johns Hopkins University. He joined Brown Brothers Harriman & Co. in 1996. Prior to joining Brown Brothers Harriman & Co., he worked for Clay Finlay. Mr. Kottler holds a B.A. from Durham University and is a Chartered Financial Analyst. He joined Brown Brothers Harriman & Co. in 1996. Prior to joining Brown Brothers Harriman & Co., he worked for NatWest Investment Management Ltd.

         As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by the Investment Adviser under the Investment Advisory Agreements, the European Equity Fund, the Pacific Basin Equity Fund and the International Equity Portfolio each pays the Investment Adviser an annual fee, computed daily and payable monthly, equal to 0.65% of its average daily net assets.


SHAREHOLDER INFORMATION
                                 NET ASSET VALUE


         The Corporation determines each Fund's net asset value per share once daily at 4:00 P.M., New York time on each day the New York Stock Exchange is open for regular trading.


         The Corporation values the assets in each Fund's portfolio and the Portfolio values its assets on the basis of their market or other fair value. If quotations are not readily available, the assets are valued at fair value in accordance with procedures established by the Directors of the Corporation or the Trustees of the Portfolio as the case may be.

                               PURCHASE OF SHARES

      The Corporation offers shares of each Fund on a continuous basis at their net asset value without a sales charge. The Corporation reserves the right to determine the purchase orders for Fund shares that it will accept. Investors may purchase shares on any day the net asset value is calculated if the Corporation receives the purchase order and acceptable payment for such order prior to such calculation. The Corporation then executes purchases of Fund shares at the net asset value per share next determined on that same day. Shares are entitled to dividends declared, if any, starting as of the first business day following the day the Corporation executes the purchase order on the books of the Corporation.

      An investor who has an account with an Eligible Institution or a Financial Intermediary may place purchase orders for Fund shares through that Eligible Institution or Financial Intermediary which holds such shares in its name on behalf of that customer pursuant to arrangements made between that customer and that Eligible Institution or Financial Intermediary. Each Eligible Institution and each Financial Intermediary may establish and amend from time to time a minimum initial and a minimum subsequent purchase requirement for its customers. Currently, such minimum purchase requirements range from $500 to $5,000. Each Eligible Institution or Financial Intermediary arranges payment for Fund shares on behalf of its customers. An Eligible Institution or a Financial Intermediary may charge a transaction fee on the purchase of Fund shares.

      An investor who does not have an account with an Eligible Institution or a Financial Intermediary must place purchase orders for Fund shares with the Corporation through Brown Brothers Harriman & Co., the Funds' Shareholder
Servicing Agent. Such an investor has such shares held directly in the investor's name on the books of the Corporation and is responsible for arranging for the payment of the purchase price of Fund shares. The Corporation executes all purchase orders for initial and subsequent purchases at the net asset value per share next determined after the Corporation's custodian, State Street Bank and Trust Company, has received payment in the form of a cashier's check drawn on a U.S. bank, a check certified by a U.S. bank or a wire transfer. The Shareholder Servicing Agent has established a minimum initial purchase requirement for each Fund of $100,000 and a minimum subsequent purchase requirement for each Fund of $25,000. The Shareholder Servicing Agent may amend these minimum purchase requirements from time to time.

                              REDEMPTION OF SHARES

      If the Corporation receives a redemption request prior to the net asset value determination on that day, the Corporation will execute such a redemption at the net asset value per share then determined. Shares continue to earn dividends declared, if any, through the business day that the Corporation executes the redemption request on the books of the Corporation.

      Shareholders must redeem shares held by an Eligible Institution or a Financial Intermediary on behalf of such shareholder pursuant to arrangements made between that shareholder and that Eligible Institution or Financial Intermediary. The Corporation pays proceeds of a redemption to that shareholder's account at that Eligible Institution or Financial Intermediary on a date established by the Eligible Institution or Financial Intermediary. An Eligible Institution or a Financial Intermediary may charge a transaction fee on the redemption of Fund shares.

      Shareholders may redeem shares held directly in the name of a shareholder on the books of the Corporation by submitting a redemption request in good order to the Corporation through the Shareholder Servicing Agent. The Corporation pays proceeds resulting from such redemption directly to the shareholder generally on the next business day after the redemption request is executed, and in any event within seven days.

                         Redemptions by the Corporation

      The Shareholder Servicing Agent has established a minimum account size of $25,000, which may be amended from time to time. If the value of a shareholder's holdings in a Fund falls below that amount because of a redemption of shares, the Corporation may redeem the shareholder's remaining shares. If such remaining shares are to be redeemed, the Corporation notifies the shareholder and allows the shareholder 60 days to make an additional investment to meet the minimum requirement before the redemption is processed. Each Eligible Institution and each Financial Intermediary may establish and amend from time to time for their respective customers a minimum account size, each of which is currently lower than that established by the Shareholder Servicing Agent.

                         Further Redemption Information

         Redemptions of shares are taxable events on which a shareholder may realize a gain or a loss. The Corporation has reserved the right to pay the amount of a redemption from a Fund, either totally or partially, by a distribution in kind of securities (instead of cash) from that Fund.

         The Corporation may suspend a shareholder's right to receive payment with respect to any redemption or postpone the payment of the redemption proceeds for up to seven days and for such other periods as applicable law may permit.

                           DIVIDENDS AND DISTRIBUTIONS

         The Corporation declares and pays to shareholders substantially all of each Fund's net income and realized net short-term capital gains at least annually as a dividend, and substantially all of each Fund's realized net long-term capital gains annually as a capital gains distribution. The Corporation may make an additional dividend and/or capital gains distribution in a given year to the extent necessary to avoid the imposition of federal excise tax on a Fund. The Corporation pays dividends and capital gains distributions to shareholders of record on the record date. The International Equity Fund's net income and realized net capital gains include that Fund's pro rata share of the Portfolio's net income and realized net capital gains.

         Unless a shareholder whose shares are held directly in the shareholder's name on the books of the Corporation elects to have dividends and capital gains distributions paid in cash, the Corporation automatically reinvests dividends and capital gains distributions in additional Fund shares without reference to the minimum subsequent purchase requirement.

         Each Eligible Institution and each Financial Intermediary may establish its own policy with respect to the reinvestment of dividends and capital gains distributions in additional Fund shares.


                                      TAXES

      Dividends are taxable to shareholders of a Fund as ordinary income, whether such dividends are paid in cash or reinvested in additional shares. Capital gains may be taxable at different rates depending on the length of time a Fund or the Portfolio holds its assets. Capital gains distributions are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares and regardless of the length of time a particular shareholder has held Fund shares.


                                Foreign Investors

      Each Fund is designed for investors who are either citizens of the United States or aliens subject to United States income tax. Prospective investors who are not citizens of the United States and who are not aliens subject to United States income tax are subject to United States withholding tax on the entire amount of all dividends. Therefore, such investors should not invest in a Fund since alternative investments are available which would not be subject to United States withholding tax.

  FINANCIAL HIGHLIGHTS

      The financial highlights table is intended to help an investor understand the Funds' financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Funds' financial statements, are included in the annual report, which is available upon request.





                              European Equity Fund
                         For the years ended October 31

-------------------------------------------------------------------------------------------------------
                                                  1998        1997        1996        1995         1994
  Net asset value, beginning of year........    $38.02      $35.02      $31.95      $31.82       $31.17
  Income from investment operations:
    Net investment income ..................      0.42        0.39       0.381        0.45         0.39
    Net gains or losses on securities
    (both realized and unrealized)..........      6.06        5.29        4.08        2.09         1.80
  Total from investment operations..........      6.48        5.68        4.46        2.54         2.19
                                          -------------------------------------------------------------
  Dividends and Distributions:
     Dividends (from net investment income).     (0.31)      (0.41)           -          --       (0.25)
     Distributions (from capital gains).......   (5.14)      (2.27)      (1.39)      (2.41)       (1.29)
  Total Dividends and Distributions...........   (5.45)      (2.68)      (1.39)      (2.41)       (1.54)

  Net asset value, end of period.............    $39.05     $38.02      $35.02      $31.95       $31.82
                                          =============================================================
  Total return...............................     19.34%     17.28%      14.63%       9.42%        7.35%
  Ratios/Supplemental Data:
    Net assets, end of year (000's omitted) .. $155,557    $154,179    $146,350   $116,95 5     $110,632
    Ratio of expenses to average net assets....    1.21%      1.36%2      1.33%2      1.43%2        1.37%
    Ratio of net income to average net
    assets ...................................     0.60%      1.02%       1.16%       1.55%        1.30%
    Portfolio turnover rate ..................       56%         82%         42%         72%         124%


1 Calculated using average shares outstanding for the year.
2 The Fund's expenses are calculated without reduction of fees paid indirectly.



                                                              Pacific Basin Equity Fund
                                                            For the years ended October 31

--------------------------------------- --------------------------------------------------------------------
                                                1998         1997         1996           1995           1994
  Net asset value, beginning of               $24.52       $30.19       $29.88         $39.85         $39.87
year...................
  Income from investment operations:
    Net investment                            (0.20)      0.001,2        0.051           0.11           0.14
income...................................
    Net gains or losses on securities         (2.39)       (4.69)         1.62         (4.50)           1.26
    (both realized and unrealized)
 .......................
  Total from investment operations            (2.59)       (4.69)         1.67         (4.39)           1.40
                                        ------------ ------------ ------------  -------------  -------------
  Dividends and Distributions:
     Dividends (from net investment income).. (0.52)      (0.00)2       (0.86)        (0.00)2         (0.14)
     Distributions (from capital gains)...........--..     (0.28)           --         (5.58)         (1.28)
     Dividendes (in excess of net investment
        income)...............................(1.10).......(0.25).      (0.50)             --             --
     Distributions (in excess of net realized
         gains)...................................--.......(0.45)...        --             --             --
  Total Dividends and Distributions...........(1.62)       (0.98)       (1.36)         (5.58)           1.42
  Net asset value, end of period .............$20.31.      $24.52       $30.19         $29.88         $39.85
                                        ============ ============ ============  =============  =============
  Total return..............................(10.78)%.....(16.03)%        5.65%       (10.62)%          3.48%
  Ratios/Supplemental Data:
     Net assets, end of year (000's  omitted)$32,630     $102,306     $150,685       $114,932       $120,469
     Ratio of expenses to average net assets3. 1.62%        1.26%        1.30%          1.43%          1.29%
     Ratio of net income to average net
       assets ...............................(0.73%).......0.00%2..      0.16%          0.53%          0.39%
     Portfolio turnover rate ....................91%........  63%          58%            82%            86%



1 Calculated using average shares outstanding for the year. 2 Less than $0.01 per share.
2 Less than $0.01
3 The Fund's expenses are calculated without reduction of fees paid indirectly.





                                                              International Equity Fund

                                            For the year ended      For the period from June 6, 1997
                                             October 31, 1998        (commencement of operations) to
                                                                            October 31, 1997

Net asset value, beginning of year........................$9.42                                    $10.00
Income from investment operations:
  Net investment income ..................................0.001....                                 0.001
  Net gains or losses on securities
  (both realized and unrealized)...........................0.75..                                  (0.58)
Total from investment operations                           0.75                                    (0.58)
                                            ------------------- -----------------------------------------
Dividends and Distributions:
  Dividends (from net investment income) ................(0.03)                                        --
  Distributions (from capital gains) ....................(0.05)..                                      --
Total Dividends and Distributions .......................(0.08)                                        --
                                            ------------------- -----------------------------------------
Net asset value, end of period ..........................$10.09..                                   $9.42
                                            =================== =========================================
Total return ............................................8.06%5.............                     (5.80)%2
Ratios/Supplemental Data:
  Net assets, end of year (000's omitted) ..............$27,475                                    $7,040
  Ratio of expenses to average net assets4               1.50%5                                    1.36%3
 ...............                                         (0.15)%                                  (0.06)%3
  Ratio of net income to average net assets .............

1  Less than $0.01.
2  Not annualized.
3  Annualized.
4  Includes the Fund's share of the Portfolio's expenses.
   5 Had the expense payment agreement not been in place, the ratio of expenses to average net assets and total return would have been 1.59% and 7.97%, respectively.

   ADDITIONAL  INFORMATION


         Other mutual funds or institutional investors may invest in the International Equity Portfolio on the same terms and conditions as the International Equity Fund. However, these other investors may have different operating expenses which may generate different aggregate performance results. The Corporation may withdraw that Fund's investment in that Portfolio at any time as a result of changes in that Portfolio's investment objective, policies or restrictions or if the Board of Directors determines that it is otherwise in the best interests of that Fund to do so.

         Year 2000 issue. Information technology experts are concerned about computer systems' ability to process data-related information on and after January 1, 2000. This situation, commonly known as the "Year 2000" issue, could have an adverse impact on each Fund. The cost of addressing the Year 2000 issue, if substantial, could adversely affect companies and governments that issue securities held by each Fund. The Investment Adviser is addressing the Year 2000 issue for its systems. Each Fund has been informed by its other service providers that they are taking similar measures. Although each Fund does not expect the Year 2000 issue to adversely affect it, each Fund cannot guarantee that the efforts of each Fund, which are limited to requesting and receiving reports from its service providers, or the efforts of its service providers to correct the problem will be successful.

The 59 Wall Street
Pacific Basin Equity Fund
SEC file number: 811-06139



The 59 Wall Street
European Equity Fund
SEC file number: 811-06139



The 59 Wall Street
International Equity Fund
SEC file number: 811-06139

More information on the Funds is available free upon request, including the following:

o     Annual/Semiannual Report
Describes the Funds' performance, lists portfolio holdings and contains a letter from the Funds' manager discussing recent market conditions, economic trends and Fund strategies that significantly affected the Fund's performance during their last fiscal year.


o     Statement of Additional Information (SAI)
Provides more details about each Fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).


      To obtain information:

      o By telephone
        Call 1-800-625-5759


      o By mail write to the Funds' Shareholder Servicing Agent:
        Brown Brothers Harriman & Co.
        59 Wall Street
        New York, New York 10005


      o By E-mail send your request to:
       59wall@bbh.com


      o On the Internet:
        Text-only versions of Fund documents can be viewed online or downloaded from:

                 SEC
                 http://www.sec.gov

      You can also review or obtain copies by visiting the SEC's Public Reference Room in Washington, DC or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549- 6009. Information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                              European Equity Fund
                            Pacific Basin Equity Fund
                            International Equity Fund

                                   PROSPECTUS
                                  March 1, 1999

PROSPECTUS

                      The 59 Wall Street Small Company Fund

         The Small Company Fund is a separate portfolio of The 59 Wall Street Fund, Inc. Shares of the Fund are offered by this Prospectus. The Fund is designed to enable investors to participate in the opportunities available in the smaller capitalization segment of the U.S. equity market.

         The Fund invests all of its assets in the U.S. Small Company Portfolio. Brown Brothers Harriman & Co. is the Investment Adviser for the Portfolio. Shares of the Fund are offered at net asset value without a sales charge.


         Neither The Securities And Exchange Commission Nor Any State Securities Commission Has Approved Or Disapproved Of These Securities Or Passed Upon The Adequacy Or Accuracy Of This Prospectus. Any Representation To The Contrary Is A Criminal Offense.




                  The date of this Prospectus is March 1, 1999.

                                            TABLE OF CONTENTS
                                                                          Page


Investment Objective and Strategies..........................................1
Principal Risk Factors.......................................................2
Fund Performance.............................................................3
Fees and Expenses of the Fund................................................4
Investment Adviser...........................................................5
Shareholder Information......................................................6
Financial Highlights.........................................................9
Additional Information......................................................10

INVESTMENT OBJECTIVE AND STRATEGIES

         The investment objective of the Fund and the Portfolio is to provide investors with long-term maximization of total return, primarily through capital appreciation.

         Under normal circumstances the Investment Adviser fully invests the assets of the Portfolio in equity securities of small companies, consisting primarily of common stocks listed on securities exchanges or traded in the over-the-counter market in the United States. Although the Investment Adviser expects to invest the assets of the Portfolio primarily in common stocks, it may also purchase other securities with equity characteristics, including securities convertible into common stock, trust or limited partnership interests, rights and warrants.

         The Investment Adviser currently focuses on approximately 1,000 companies which have a stock market capitalization of less than $3.5 billion and more than $490 million. The common stocks of these companies represent approximately 6% of the market value of U.S. equities and have a total market value of over $750 billion. Although much smaller in capitalization than the companies in the Standard & Poor's 500 Index, the equity securities of these companies generally offer sufficient liquidity for use in the Portfolio.

         The Investment Adviser screens this stock universe of approximately 1,000 companies on an ongoing basis and ranks the stocks in the universe on the basis of a proprietary quantitative model utilizing various bottom-up fundamental and valuation criteria. The ranking of securities according to this model is the basis for constructing and changing the composition of the securities held by the Portfolio. This computerized quantitative approach enables the Portfolio to have a highly diversified portfolio, typically with securities of about 100 companies, thereby reducing specific company risk and permitting many sectors of the U.S. economy to be represented. The Portfolio purchases both growth and value stocks which result in a blended investment style.

         Solely as a hedge against changes in the market value of portfolio securities or securities intended to be purchased, put and call options on stock indexes may be purchased and futures contracts on stock indexes may be entered into for the Portfolio.

PRINCIPAL RISK FACTORS

         The principal risks of investing in the Fund and the Portfolio and the circumstances reasonably likely to adversely affect an investment are described below. As with any fund other than a money market mutual fund, the share price of the Fund changes daily based on market conditions and other factors. A shareholder may lose money by investing in the Fund.

         The principal risks of investing in the Fund are:

o     Market Risk:

         This is the risk that the price of a security will fall due to changing economic, political or market conditions, or due to a company's individual situation.

o     Small Company Investment Risks:

         Investing in equity securities of small companies involves risks not typically associated with investing in comparable securities of large companies. The Investment Adviser invests the assets of the Portfolio in companies which may have narrow product lines and limited financial and managerial resources. Since the market for the equity securities of small companies is often characterized by less information and liquidity than that for the equity securities of large companies, the Portfolio's investments can experience unexpected sharp declines in their market prices. Therefore, shares of the Fund may be subject to greater declines in value than shares of equity funds investing in the equity securities of large companies.

         INVESTMENTS IN THE FUND ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, BROWN BROTHERS HARRIMAN & CO. OR ANY OTHER BANK, AND THE SHARES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER FEDERAL, STATE OR OTHER GOVERNMENTAL AGENCY.

FUND PERFORMANCE

         The chart and table below give an indication of the Fund's risks and performance. The chart shows changes in the Fund's performance from year to year. The table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance.

         When you consider this information, please remember that the Fund's performance in past years is not necessarily an indication of how the Fund will do in the future.


[This table was represented by a bar chart in the printed material]

Total Return (% per calendar year)

[CONFIRM NUMBERS WITH MM]

1992     10.64%
1993     12.19%
1994    -10.49%
1995     21.95%
1996     19.11%
1997     19.85%
1998    -10.58[?]


Highest and Lowest Return
(Quarterly 1992-1998)

                                                           Quarter Ending

Highest                         17.64%                      12/31/92

Lowest                         (24.97)%                      9/30/98

Average Annual Total Returns
(through December 31, 1998)

                            1 Year         5 Years         Life of Fund
                                                           (Since 4/23/91)

Small Company Fund         (10.58)%          6.86%           8.63%

Russell 2000                (2.64)%         11.84%          13.96%

FEES AND EXPENSES OF THE FUND

         The table below describes the fees and expenses1 that an investor may pay if that investor buys and holds shares of the Fund.

                                SHAREHOLDER FEES
                 (Fees paid directly from an investor's account)


Maximum Sales Charge (Load)                             None
Imposed on Purchases

Maximum Deferred Sales Charge (Load)                    None

Maximum Sales Charge (Load)                             None
Imposed on Reinvested Dividends

Redemption Fee                                          None

Exchange Fee                                            None


ANNUAL FUND OPERATING EXPENSES
(Expenses that are deducted from Fund assets as a percentage of average net assets)



Management Fees                                               0.65%

Distribution (12b-1) Fees                                     None

Other Expenses
  Administration Fee                                0.16%
  Shareholder Servicing/Eligible Institution Fee    0.25
  Other Expenses                                    0.35      0.76
                                                  ------      -----

Total Annual Fund Operating Expenses                          1.41%
                                                              =====


--------
         1The expenses shown for the Fund include the expenses of the Portfolio.

                                     EXAMPLE

         This example is intended to help an investor compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that an investor invests $10,000 in the Fund for the time periods indicated and then sells all of his shares at the end of those periods. The example also assumes that an investment has a 5% return each year and that the Fund's operating expenses remain the same as shown in the table above. Although actual costs and the return on an investor's investment may be higher or lower, based on these assumptions the investor's costs would be:

1 year                                                  $144

3 years                                                 $446

5 years                                                 $771

10 years                                               $1,691

         The table and example above reflect the expenses of both the Fund and the Portfolio.



INVESTMENT ADVISER

      The Investment Adviser to the Portfolio is Brown Brothers Harriman & Co., Private Bankers, a New York limited partnership established in 1818. The firm is subject to examination and regulation by the Superintendent of Banks of the State of New York and by the Department of Banking of the Commonwealth of Pennsylvania. The firm is also subject to supervision and examination by the Commissioner of Banks of the Commonwealth of Massachusetts. The Investment Adviser is located at 59 Wall Street, New York, NY 10005.

      The Investment Adviser provides investment advice and portfolio management services to the Portfolio. Subject to the general supervision of the Trustees of the Portfolio, the Investment Adviser makes the day-to-day investment decisions for the Portfolio, places the purchase and sale orders for the portfolio transactions of the Portfolio, and generally manages the Portfolio's investments. The Investment Adviser also analyzes economic trends and identifies stocks appropriate for investment in the Fund. Investment decisions are the result of a disciplined process which systematically evaluates future growth expectations and asset valuations in relation to prevailing price levels. The Investment Adviser provides a broad range of investment management services for customers in the United States and abroad. At December 31, 1998, it managed total assets of approximately $32 billion.


         A team of individuals manages the Portfolio on a day-to-day basis. This team includes Mr. John A. Nielsen, Mr. Jeffrey A. Schoenfeld, Mr. George H. Boyd and Mr. Paul R. Lenz. Mr. Murphy holds a B.A. from Yale University and a M.B.A. from Columbia University. He joined Brown Brothers Harriman & Co. in 1966. Mr. Nielsen holds a B.A. from Bucknell University, a M.B.A. from Columbia University and is a Chartered Financial Analyst. He joined Brown Brothers Harriman & Co. in 1968. Mr. Schoenfeld holds a B.S. from the University of California, Berkeley and a M.B.A. from the University of Pennsylvania. He joined Brown Brothers Harriman & Co. in 1984. Mr. Boyd holds a B.A. from Colgate University, a M.B.A. from Columbia University and is a Chartered Financial Analyst. He joined Brown Brothers Harriman & Co. in 1991. Mr. Lenz holds a B.S. from The State University of New York, Stony Brook, M.S. from the University of Oregon and a Ph.D. from the University of Wisconsin, Madison. He joined Brown Brothers Harriman & Co. in 1996. Prior to working for Brown Brothers Harriman & Co., he worked for Arco Investment Management Company. As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by the Investment Adviser under the Investment Advisory Agreement, the Portfolio pays the Investment Adviser an annual fee, computed daily and payable monthly, equal to 0.65% of the average daily net assets of the Portfolio.

SHAREHOLDER INFORMATION

                                 NET ASSET VALUE


         The 59 Wall Street Fund, Inc. (The"Corporation") determines the Fund's net asset value per share once daily at 4:00 P.M., New York time on each day the New York Stock Exchange is open for regular trading.


         The Portfolio values its assets on the basis of their market quotations and valuations provided by independent pricing services. If quotations are not readily available, the assets are valued at fair value in accordance with procedures established by the Portfolio's Trustees.


                               PURCHASE OF SHARES

         The Corporation offers shares of the Fund on a continuous basis at its net asset value without a sales charge. The Corporation reserves the right to determine the purchase orders for Fund shares that it will accept. Investors may purchase shares on any day the net asset value is calculated if the Corporation receives the purchase order and acceptable payment for such order prior to such calculation. The Corporation then executes purchases of Fund shares at the net asset value per share next determined on that same day. Shares are entitled to dividends declared, if any, starting as of the first business day following the day the Corporation executes the purchase order on the books of the Corporation.

         An investor who has an account with an Eligible Institution or a Financial Intermediary may place purchase orders for Fund shares through that Eligible Institution or Financial Intermediary which holds such shares in its name on behalf of that customer pursuant to arrangements made between that customer and that Eligible Institution or Financial Intermediary. Each Eligible Institution and each Financial Intermediary may establish and amend from time to time a minimum initial and a minimum subsequent purchase requirement for its customers. Currently, such minimum purchase requirements range from $500 to $5,000. Each Eligible Institution or Financial Intermediary arranges payment for Fund shares on behalf of its customers. An Eligible Institution or a Financial Intermediary may charge a transaction fee on the purchase of Fund shares.

         An investor who does not have an account with an Eligible Institution or a Financial Intermediary must place purchase orders for Fund shares with the Corporation through Brown Brothers Harriman & Co., the Fund's Shareholder Servicing Agent. Such an investor has such shares held directly in the investor's name on the books of the Corporation and is responsible for arranging for the payment of the purchase price of Fund shares. The Corporation executes all purchase orders for initial and subsequent purchases at the net asset value per share next determined after the Corporation's custodian, State Street Bank and Trust Company, has received payment in the form of a cashier's check drawn on a U.S. bank, a check certified by a U.S. bank or a wire transfer. The Shareholder Servicing Agent has established a minimum initial purchase requirement for the Fund of $100,000 and a minimum subsequent purchase requirement for the Fund of $25,000. The Shareholder Servicing Agent may amend these minimum purchase requirements from time to time.

                              REDEMPTION OF SHARES

         If the Corporation receives a redemption request prior to the net asset value determination on that day, the Corporation will execute such a redemption at the net asset value per share then determined. Shares continue to earn dividends declared, if any, through the business day that the Corporation executes the redemption request on the books of the Corporation.

         Shareholders must redeem shares held by an Eligible Institution or a Financial Intermediary on behalf of such shareholder pursuant to arrangements made between that shareholder and that Eligible Institution or Financial Intermediary. The Corporation pays proceeds of a redemption to that shareholder's account at that Eligible Institution or Financial Intermediary on a date established by the Eligible Institution or Financial

Intermediary. An Eligible Institution or a Financial Intermediary may charge a transaction fee on the redemption of Fund shares.

         Shareholders may redeem shares held directly in the name of a shareholder on the books of the Corporation by submitting a redemption request in good order to the Corporation through the Shareholder Servicing Agent. The Corporation pays proceeds resulting from such redemption directly to the shareholder generally on the next business day after the redemption request is executed, and in any event within seven days.

                         Redemptions by the Corporation

         The Shareholder Servicing Agent has established a minimum account size of $25,000, which may be amended from time to time. If the value of a shareholder's holdings in the Fund falls below that amount because of a redemption of shares, the Corporation may redeem the shareholder's remaining shares. If such remaining shares are to be redeemed, the Corporation notifies the shareholder and allows the shareholder 60 days to make an additional investment to meet the minimum requirement before the redemption is processed. Each Eligible Institution and each Financial Intermediary may establish and amend from time to time for their respective customers a minimum account size, each of which is currently lower than that established by the Shareholder Servicing Agent.

                         Further Redemption Information

         Redemptions of shares are taxable events on which a shareholder may realize a gain or a loss. The Corporation has reserved the right to pay the amount of a redemption from the Fund, either totally or partially, by a distribution in kind of securities (instead of cash) from the Fund.

         The Corporation may suspend a shareholder's right to receive payment with respect to any redemption or postpone the payment of the redemption proceeds for up to seven days and for such other periods as applicable law may permit.


                           DIVIDENDS AND DISTRIBUTIONS

         The Corporation declares and pays to shareholders substantially all of the Fund's net income and realized net short-term capital gains annually as a dividend, and substantially all of the Fund's realized net long-term capital gains is annually as a capital gains distribution. The Corporation may make an additional dividend and/or capital gains distribution in a given year to the extent necessary to avoid the imposition of federal excise tax on the Fund. The Corporation pays dividends and capital gains distributions to shareholders of record on the record date. The Fund's net income and realized net capital gains include the Fund's pro rata share of the Portfolio's net income and realized net capital gains.

         Unless a shareholder whose shares are held directly in the shareholder's name on the books of the Corporation elects to have dividends and capital gains distributions paid in cash, the Corporation automatically reinvests dividends and capital gains distributions in additional Fund shares without reference to the minimum subsequent purchase requirement.

         Each Eligible Institution and each Financial Intermediary may establish its own policy with respect to the reinvestment of dividends and capital gains distributions in additional Fund shares.


                                      TAXES

      Dividends are taxable to shareholders of the Fund as ordinary income, whether such dividends are paid in cash or reinvested in additional shares. Capital gains may be taxable at different rates depending on the length of time the Portfolio holds its assets. Capital gains distributions are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares and regardless of the length of time a particular shareholder has held Fund shares.


                                Foreign Investors

         The Fund is designed for investors who are either citizens of the United States or aliens subject to United States income tax. Prospective investors who are not citizens of the United States and who are not aliens subject to United States income tax are subject to United States withholding tax on the entire amount of all dividends. Therefore, such investors should not invest in the Fund since alternative investments are available which would not be subject to United States withholding tax.

FINANCIAL HIGHLIGHTS

         The financial highlights table is intended to help an investor understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.



                                                           For the years ended October 31

--------------------------------------- ---------------------------------------------------------------------
                                               1998         1997          1996            1995           1994
Net asset value, beginning of year......      17.79       $14.85         $12.81          $11.54         $12.92
Income from investment operations:
  Net investment income ................      (0.09)       (0.04)          0.01            0.03           0.05
  Net gains or losses on securities (both
  realized and                                (2.35)        3.60          2.05             1.31          (1.04)
unrealized).............................
Total from investment operations             (2.44)         3.56          2.06             1.34          (0.99)
                                          ----------- ------------ -------------  --------------  -------------
Dividends and Distributions:
   Dividends (from net investment income)        --           --         (0.02)           (0.07)         (0.01)
   Distributions (from capital gains)        (1.51)       (0.61)            --              --           (0.38)
   Dividends (in excess of net investment
       income)..................                 --       (0.01)            --              --             --
Total Dividends and Distributions.......     (1.51)       (0.62)         (0.02)          (0.07)          (0.39)
                                        ----------- ------------ -------------  --------------    -------------
Net asset value, end of period ........     $13.84       $17.79         $14.85          $12.81          $11.54
                                        =========== ============ =============  ==============    =============
Total return1 .........................     (14.94)%      24.65%         16.10%          11.69%          (7.81)%
Ratios/Supplemental Data:
  Net assets, end of year (000's omitted)  $29,842      $38,668        $35,102         $29,408         $39,401
  Ratio of expenses to average net assets1    1.41%        1.12%          1.10%           1.10%          1.10%
  Ratio of net income to average net  assets (0.52)      (0.23)%          0.08%           0.25%          0.40%
  Portfolio turnover rate ...........          158%2         63%2           51%2            16%           140%


1 Had the expense payment agreement not been in place, the ratio of expenses to average net assets and total return would have been as follows:

Ratio of expenses to average net assets ....n/a            1.33%          1.32%          1.27%          1.21%
Total Return ...............................n/a           24.44%         15.88%         11.52%        (7.94)%

The expense payment agreement terminated on July 1, 1997.

Furthermore, the ratio of expenses to average net assets for the year ended October 31, 1995 reflect fees paid with brokerage commission and fees reduced in connection with specific agreements. Had these arrangements not been in place, the ratio would have been 1.39%.

2 Portfolio turnover rate for period represents that of the Portfolio.

ADDITIONAL INVESTMENT INFORMATION


      Historically, the common stocks of small companies have provided investors with higher long-term returns than the common stocks of large companies as represented by the Standard & Poor's 500 Index or the Dow Jones Industrial Average. This superior long-term performance has been achieved in an irregular fashion as the common stocks of small companies have experienced relatively long periods of outperformance followed by periods of underperformance. Over the past 40 years, the major periods of outperformance were from 1958 to 1968, from 1973 to 1983 and from late 1990 to mid-1994. Since mid-1994, the common stocks of small companies have lagged the performance of common stocks of large companies.



                                        RELATIVE PERFORMANCE CYCLE


                             Jan. 1,     Jan. 1,      Jan. 1,     July 1,       Aug. 1,     Nov. 1,      July 1,
                               1951       1958         1969         1973         1983        1990          1994
                                to         to           to           to           to          to            to
                             Dec, 31    Dec. 31.     June 30,     July 31,     Oct. 31,    June 30,      Dec. 31,
                               1957       1968         1973         1983         1990        1994          1998

-------------------------------------- -----------  ----------- ------------  ----------- -----------  ------------
S&P 500 Index                 + 178%     + 272%        +16%        +152%         +146%       +63%         +204%
Small Company Stock Index      +79%       +985%        -46%       +1,101%         +9%        +115%         +87%
(Ibbotson Associates)
Russell 2000 Index*            n/a.        n/a          n/a         n/a          +15%        +102%         +87%
(Index started Dec. 1978)
S&P 600 Index                  n/a         n/a          n/a         n/a          N.A.        +100%        +105%
(Index started Jan. 1984)
-------------------------------------- -----------  ----------- ------------  ----------- -----------  ------------

Note: Periods shown except for beginning and end points are based on peaks and troughs of relative performance.
* Index comprised of those U.S. stocks ranked from the 1,001st largest to the 3,000th largest based on market capitalization.

              ANNUALIZED TOTAL RETURN JAN. 1, 1951 - DEC. 31, 1998
                                 (Compound Rate)

S&P 500 Index                                                    +13.1% per year
Small Company Stock Index (Ibbotson Associates)                  +14.2% per year

      Other mutual funds or institutional investors may invest in the Portfolio on the same terms and conditions as the Fund. However, these other investors may have different operating expenses which may generate different aggregate performance results. The Corporation may withdraw the Fund's investment in the Portfolio at any time as a result of changes in the Portfolio's investment objective, policies or restrictions or if the Board of Directors determines that it is otherwise in the best interests of the Fund to do so.

YEAR 2000 ISSUE. Information technology experts are concerned about computer systems ability to process data-related information on and after January 1, 1000. This situation, commonly known as the "Year 2000" issue, could have an adverse impact on the Fund. The cost of addressing the Year 2000 issue, if substantial, could adversely affect companies and governments that issue securities held by the Fund. The Investment Adviser is addressing the Year 2000 issue for its systems. The Fund has been informed by its other service providers that they are taking similar measures. Although the Fund does not expect the Year 2000 issue to adversely affect it, the Fund cannot guarantee that the efforts of the Fund, which are limited to requesting and receiving reports from its service providers, or the efforts of its service providers to correct the problem will be successful.

   The 59 Wall Street
Small Company Fund
SEC file number: 811-06139



More information on the Fund is available free upon request, including the following:



o     Annual/Semiannual Report

         Describes the Fund's performance, lists portfolio holdings and contains a letter from the Fund's manager discussing recent market conditions, economic trends and Fund strategies that significantly affected the Fund's performance during its last fiscal year.


o Statement of Additional  Information  (SAI)

         Provides more details about each Fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).


      To obtain information:

      o  By telephone:
      Call 1-800-625-5759


      o  By mail write to the Fund's Shareholder Servicing Agent:
      Brown Brothers Harriman & Co.
      59 Wall Street
      New York, New York 10005


      o  By E-mail send your request to:
      59wall@bbh.com

      o  On the Internet:

         Text-only versions of Fund documents can be viewed online or downloaded from:

                                       SEC
                               http://www.sec.gov


         You can also review or obtain copies by visiting the SEC's Public Reference Room in Washington, DC or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009. Information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                               Small Company Fund

                                   PROSPECTUS
                                  March 1, 1999

STATEMENT OF ADDITIONAL INFORMATION
                      THE 59 WALL STREET SMALL COMPANY FUND
                   21 Milk Street, Boston, Massachusetts 02109

         The 59 Wall Street Small Company Fund (the "Fund") is a separate portfolio of The 59 Wall Street Fund, Inc. (the "Corporation"), a management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is designed to enable investors to participate in the opportunities available in the smaller capitalization segment of the U.S. equity market. The investment objective of the Fund is to provide investors with long-term maximization of total return, primarily through capital appreciation. The Corporation seeks to achieve the investment objective of the Fund by investing all of the Fund's assets in the U.S. Small Company Portfolio (the "Portfolio"), a diversified open-end investment company having the same investment objective as the Fund. There can be no assurance that the Fund's investment objective will be achieved.


         Brown Brothers Harriman & Co. is the investment adviser (the "Investment Adviser") of the Portfolio. This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus dated March 1, 1999, a copy of which may be obtained from the Corporation at the address noted above.



                                Table of Contents

                                                                                        Cross-Reference to
                                                                       Page             Page in Prospectus

Investments
         Investment Objective and Policies  .  .  .  .  .               2                 5-8
         Investment Restrictions   .  .  .  .  .  .  .  .               7
Management
         Directors, Trustees and Officers   .  .  .  .  .               10
         Investment Adviser  .  .  .  .  .  .  .  .  .  .               16               11-12
         Administrators.  .  .  .  .  .  .  .  .  .  .  .               17
         Distributor   .  .  .  .  .  .  .  .  .  .  .  .               20
         Shareholder Servicing Agent,
         Financial Intermediaries and Eligible Institutions             20-21
         Custodian, Transfer and Dividend Disbursing
         Agent                                                          22
         Independent Auditors                                           22
Net Asset Value; Redemption in Kind   .  .  .  .                        22              15
Computation of Performance   .  .  .  .  .  .  .                        24
Purchases and Redemptions                                               25
Federal Taxes .  .  .  .  .  .  .  .  .  .  .  .                        26
Description of Shares  .  .  .  .  .  .  .  .  .                        28
Portfolio Brokerage Transactions .  .  .  .                             30
Additional Information                                                  33
Financial Statements   .  .  .  .  .  .  .  .  .                        34



             The date of this Statement of Additional Information is
                                 March 1, 1999.

INVESTMENT OBJECTIVE AND POLICIES
-----------------------------------------------------------------
         The following supplements the information contained in the Prospectus concerning the investment objective, policies and techniques of the Portfolio.


                               Equity Investments


Equity investments may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time and to receive interest or dividends until the holder elects to convert. The provisions of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holder's claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holder's claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.


Options on Stock. For the sole purpose of reducing risk, put and call options on stocks may be purchased for the Portfolio, although the current intention is not to do so in such a manner that more than 5% of the Portfolio's net assets would be at risk. A call option on a stock gives the purchaser of the option the right to buy the underlying stock at a fixed price at any time during the option period. Similarly, a put option gives the purchaser of the option the right to sell the underlying stock at a fixed price at any time during the option period. To liquidate a put or call option position, a "closing sale transaction" may be made at any time prior to the expiration of the option which involves selling the option previously purchased. Over-the-counter options ("OTC Options") purchased are treated as not readily marketable. (See "Investment Restrictions").

Covered call options may also be sold (written) on stocks, although in each case the current intention is not to do so. A call option is "covered" if the writer owns the underlying security.


                               Hedging Strategies

Options on Stock Indexes. Subject to applicable laws and regulations and solely as a hedge against changes in the market value of portfolio securities intended to be purchased, put and call options on stock indexes may be purchased for the Portfolio. A stock index fluctuates with changes in the market values of the stocks included in the index. Examples of stock indexes are the Standard & Poor=s 500 Stock Index (Chicago Board of Options Exchange) and the New York Stock Exchange Composite Index (New York Stock Exchange) and the Russell 2000 Index (Chicago Board of Options Exchange).

      Options on stock indexes are generally similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a fixed price (strike price), an option on a stock index gives the holder the right to receive a cash exercise settlement amount equal to (a) the amount, if any, by which the strike price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed index multiplier. Receipt of this cash amount depends upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the strike price of the option expressed in U.S. dollars times a specified multiple.

      The effectiveness of purchasing stock index options as a hedging technique depends upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements of the stock index selected. The value of an index option depends upon future movements in the level of the overall stock market measured by the underlying index before the expiration of the option. Accordingly, the successful use of options on stock indexes is subject to the Investment Adviser=s ability both to select an appropriate index and to predict future price movements over the short term in the overall stock market. Brokerage costs are incurred in the purchase of stock index options and the incorrect choice of an index or an incorrect assessment of future price movements may result in poorer overall performance than if a stock index option had not been purchased.

      The Corporation may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. It is possible, however, that illiquidity in the options markets may make it difficult from time to time for the Corporation to close out its written option positions. Also, the securities exchanges have established limitations on the number of options which may be written by an investor or group of investors acting in concert. It is not contemplated that these position limits will have any adverse impact on the Corporation=s portfolio strategies.

      Futures Contracts on Stock Indexes. Subject to applicable laws and regulations and solely as a hedge against changes in the market value of portfolio securities or securities intended to be purchased, futures contracts on stock indexes (AFutures Contracts@) may be entered into for the Portfolio.

      In order to assure that the Portfolio is not deemed a Acommodity pool@ for purposes of the Commodity Exchange Act, regulations of the Commodity Futures Trading Commission (ACFTC@) require that the Portfolio enter into transactions in futures contracts and options on futures contracts only (i) for bona fide hedging purposes (as defined in CFTC regulations), or (ii) for non-hedging purposes, provided that the aggregate initial margin and premiums on such non-hedging positions does not exceed 5% of the liquidation value of the Portfolio=s assets.

      Futures Contracts provide for the making and acceptance of a cash settlement based upon changes in the value of an index of stocks and are used to hedge against anticipated future changes in overall stock market prices which otherwise might either adversely affect the value of securities held for the Portfolio or adversely affect the prices of securities which are intended to be purchased at a later date. A Futures Contract may also be entered into to close out or offset an existing futures position.

      In general, each transaction in Futures Contracts involves the establishment of a position which is expected to move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken would rise in value by an amount which approximately offsets the decline in value of the portion of the Portfolio=s investments that is being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of Futures Contracts may not be achieved or a loss may be realized. There is also the risk of a potential lack of liquidity in the secondary market.

      The effectiveness of entering into Futures Contracts as a hedging technique depends upon the extent of which price movements in the portion of the securities portfolio being hedged correlate with price movements of the stock index selected. The value of a Futures Contract depends upon future movements in the level of the overall stock market measured by the underlying index before the closing out of the Futures Contract. Accordingly, the successful use of Futures Contracts is subject to the Investment Adviser=s ability both to select an appropriate index and to predict future price movements over the short term in the overall stock market. The incorrect choice of an index or an incorrect assessment of the future price movements over the short term in the overall stock market may result in a poorer overall performance than if a Futures Contract had not been purchased. Brokerage costs are incurred in entering into and maintaining Futures Contracts.

      When the Portfolio enters into a Futures Contract, it may be initially required to deposit, in a segregated account in the name of the broker performing in the transaction, an Ainitial margin@ of cash, U.S. Government securities or other high grade liquid obligations equal to approximately 3% of the contract amount. Initial margin requirements are established by the exchanges on which Futures Contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges. Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker=s client but is, rather, a good faith deposit on the Futures Contract which will be returned upon the proper termination of the Futures Contract. The margin deposits made are marked to market daily and the Portfolio may be required to make subsequent deposits of cash or eligible securities called Avariation margin@, with its futures contract clearing broker, which are reflective of price fluctuations in the Futures Contract.

      Currently, Futures Contracts can be purchased on stock indexes such as the Standard & Poor's 500 Stock Index (Chicago Board of Options Exchange), the Russell 2000 Index (Chicago Board of Options Exchange) and the New York Stock Exchange Composite Index (New York Stock Exchange).

      Exchanges may limit the amount by which the price of a Futures Contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased.

                          Loans of Portfolio Securities

Loans of portfolio securities up to 30% of the total value of the Portfolio are permitted. Securities of the Portfolio may be loaned if such loans are secured continuously by cash or equivalent liquid securities as collateral or by an irrevocable letter of credit in favor of the Portfolio at least equal at all times to 100% of the market value of the securities loaned plus accrued income. By lending the securities of the Portfolio, the Portfolio's income can be increased by the Portfolio's continuing to receive income on the loaned securities as well as by the opportunity for the Portfolio to receive income on the collateral. All or any portion of interest earned on invested collateral may be paid to the borrower. Loans are subject to termination by the Portfolio in the normal settlement time, currently three business days after notice, or by the borrower on one day's notice. Borrowed securities are returned when the loan is terminated. Any appreciation or depreciation in the market price of the borrowed securities which occurs during the term of the loan inures to the Portfolio and its investors. Reasonable finders' and custodial fees may be paid in connection with a loan. In addition, all facts and circumstances, including the creditworthiness of the borrowing financial institution, are considered before a loan is made and no loan is made in excess of one year. There is the risk that a borrowed security may not be returned to the Portfolio. Securities are not loaned to Brown Brothers Harriman & Co. or to any affiliate of the Corporation, the Portfolio or Brown Brothers Harriman & Co.

                             Short-Term Investments

         Although it is intended that the assets of the Portfolio stay invested in the securities described above and in the Prospectus to the extent practical in light of the Portfolio's investment objective and long-term investment perspective, assets of the Portfolio may be invested in short-term instruments to meet anticipated expenses or for day-to-day operating purposes and when, in the Investment Adviser's opinion, it is advisable to adopt a temporary defensive position because of unusual and adverse conditions affecting the equity markets. In addition, when the Portfolio experiences large cash inflows through additional investments by its investors or the sale of portfolio securities, and desirable equity securities that are consistent with its investment objective are unavailable in sufficient quantities, assets may be held in short-term investments for a limited time pending availability of such equity securities. Short-term instruments consist of U.S. dollar denominated: (i) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; (ii) commercial paper; (iii) bank obligations, including negotiable certificates of deposit, fixed time deposits and bankers' acceptances; and (iv) repurchase agreements. Time deposits with a maturity of more than seven days are treated as not readily marketable. At the time the Portfolio's assets are invested in commercial paper, bank obligations or repurchase agreements, the issuer must have outstanding debt rated A or higher by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("Standard & Poor's"); or the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by Standard & Poor's. The assets of the Portfolio may be invested in non-U.S. dollar denominated and U.S. dollar denominated short-term instruments, including repurchase agreements, obligations of the U.S. Government, its agencies or instrumentalities, commercial paper and bank obligations (such as certificates of deposit, fixed time deposits, and bankers= acceptances). Cash is held for the Portfolio in demand deposit accounts with the Portfolio=s custodian bank.


                           U.S. Government Securities

The assets of the  Portfolio  may be invested in  securities  issued by the U.S.
Government, its agencies or instrumentalities. These securities include notes and bonds issued by the U.S. Treasury, zero coupon bonds and stripped principal and interest securities.

                              Restricted Securities

     Securities that have legal or contractual restrictions on their resale may be acquired for the Portfolio. The price paid for these securities, or received upon resale, may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuation of these securities reflects any limitation on their liquidity.

                              Repurchase Agreements

         Repurchase agreements may be entered into for the Portfolio only with a "primary dealer" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. This is an agreement in which the seller (the "Lender") of a security agrees to repurchase from the Portfolio the security sold at a mutually agreed upon time and price. As such, it is viewed as the lending of money to the Lender. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. The rate is effective for the period of time assets of the Portfolio are invested in the agreement and is not related to the coupon rate on the underlying security. The period of these repurchase agreements is usually short, from overnight to one week. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of one week from the effective date of the repurchase agreement. The Portfolio always receives as collateral securities which are issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Collateral is marked to the market daily and has a market value including accrued interest at least equal to 100% of the dollar amount invested on behalf of the Portfolio in each agreement along with accrued interest. Payment for such securities is made for the Portfolio only upon physical delivery or evidence of book entry transfer to the account of State Street Bank and Trust Company (the "Custodian"). If the Lender defaults, the Portfolio might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the Lender, realization upon the collateral on behalf of the Portfolio may be delayed or limited in certain circumstances.

                   When-Issued and Delayed Delivery Securities

Securities may be purchased for the Portfolio on a when-issued or delayed delivery basis. For example, delivery and payment may take place a month or more after the date of the transaction. The purchase price and the interest rate payable on the securities, if any, are fixed on the transaction date. The securities so purchased are subject to market fluctuation and no income accrues to the Portfolio until delivery and payment take place. At the time the commitment to purchase securities on a when-issued or delayed delivery basis is made, the transaction is recorded and thereafter the value of such securities is reflected each day in determining the Portfolio=s net asset value. At the time of its acquisition, a when-issued or delayed delivery security may be valued at less than the purchase price. Commitments for such when-issued or delayed delivery securities are made only when there is an intention of actually acquiring the securities. On delivery dates for such transactions, such obligations are met from maturities or sales of securities and/or from cash flow. If the right to acquire a when-issued or delayed delivery security is disposed of prior to its acquisition, the Portfolio could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. When-issued or delayed delivery commitments for the Portfolio may not be entered into if such commitments exceed in the aggregate 15% of the market value of its total assets, less liabilities other than the obligations created by when-issued or delayed delivery commitments.

Additional Investment Information


    In response to adverse market, economic, political or other conditions, the Investment Adviser may make temporary investments for the Portfolio that are not consistent with the investment objective and principal investment strategies of the Portfolio. Such investments may prevent the Portfolio from achieving its investment objective.

INVESTMENT RESTRICTIONS
-----------------------------------------------------------------

         The Fund and the Portfolio are operated under the following investment restrictions which are deemed fundamental policies and may be changed only with the approval of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund or the Portfolio, as the case may be (see "Additional Information").

         Except that the Corporation may invest all of the Fund's assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund, neither the Portfolio nor the Corporation, with respect to the Fund, may:

         (1) borrow money or mortgage or hypothecate its assets, except that in an amount not to exceed 1/3 of the current value of its net assets, it may borrow money as a temporary measure for extraordinary or emergency purposes, and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money will be borrowed only from banks and only either to accommodate requests for the redemption of Fund shares or the withdrawal of part or all of an interest in the Portfolio, as the case may be, while effecting an orderly liquidation of portfolio securities or to maintain liquidity in the event of an unanticipated failure to complete a portfolio security transaction or other similar situations), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute;

         (2) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

         (3) write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the purchase, ownership, holding or sale of warrants where the grantor of the warrants is the issuer of the underlying securities, or (ii) the purchase, ownership, holding or sale of futures and options, other than the writing of put options;

         (4) underwrite securities issued by other persons except insofar as it may technically be deemed an underwriter under the Securities Act of 1933 as amended in selling a portfolio security;

         (5) make loans to other persons except (a) through the lending of its portfolio securities and provided that any such loans not exceed 30% of its net assets (taken at market value), (b) through the use of repurchase agreements or the purchase of short-term obligations and provided that not more than 10% of its net assets is invested in repurchase agreements maturing in more than seven days, or (c) by purchasing, subject to the limitation in paragraph (6) below, a portion of an issue of debt securities of types commonly distributed privately to financial institutions, for which purposes the purchase of short-term commercial paper or a portion of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan;

         (6) knowingly invest in securities which are subject to legal or contractual restrictions on resale (other than repurchase agreements maturing in not more than seven days) if, as a result thereof, more than 10% of its net assets (taken at market value) would be so invested (including repurchase agreements maturing in more than seven days);

         (7) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities is reserved);

         (8) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of its net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time (it is the present intention of management to make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes; such sales would not be made of securities subject to outstanding options);

         (9) concentrate its investments in any particular industry, but if it is deemed appropriate for the achievement of its investment objective, up to 25% of its assets, at market value at the time of each investment, may be invested in any one industry, except that positions in futures or option contracts shall not be subject to this restriction;

         (10)  issue any  senior  security  (as that term is defined in the 1940
Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction; or

         (11) invest more than 5% of its total assets in the securities or obligations of any one issuer (other than U.S. Government obligations) or more than 10% of its total assets in the outstanding voting securities of any one issuer; provided, however, that up to 25% of its total assets may be invested without regard to this restriction.

Non-Fundamental Restrictions. The Portfolio or the Corporation, on behalf of the Fund, may not as a matter of operating policy (except that the Corporation may invest all of the Fund's assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the
Fund): (i) purchase securities of any investment company if such purchase at the time thereof would cause more than 10% of its total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers or would cause more than 3% of the outstanding voting securities of any such issuer to be held for it; (ii) invest more than 10% of its net assets (taken at the greater of cost or market value) in restricted securities; or (iii) invest less than 65% of the value of the total assets of the Portfolio in the equity securities of companies with a market capitalization of less than $3 billion and more than $400 million. For these purposes, equity securities are defined as common stock, securities convertible into common stock, trust or limited partnership interests, rights and warrants. These policies are not fundamental and may be changed without shareholder or investor approval.


Percentage and Rating Restrictions. If a percentage or rating restriction on investment or utilization of assets set forth above or referred to in the
Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the portfolio securities or a later change in the rating of a portfolio security is not considered a violation of policy. If the Fund's and the Portfolio's respective investment restrictions relating to any particular investment practice or policy are not consistent, the Portfolio has agreed with the Corporation, on behalf of the Fund, that the Portfolio will adhere to the more restrictive limitation.

DIRECTORS, TRUSTEES AND OFFICERS
-------------------------------------------------------------------
     The Corporation's Directors, in addition to supervising the actions of the Administrator of the Corporation and Distributor, as set forth below, decide upon matters of general policy with respect to the Corporation. The Portfolio's Trustees, in addition to supervising the actions of the Portfolio's Investment Adviser and Administrator, as set forth below, decide upon matters of general policy with respect to the Portfolio. The Corporation's Directors are not the same individuals as the Portfolio's Trustees.

     Because of the services rendered to the Portfolio by the Investment Adviser and to the Corporation and the Portfolio by their respective Administrators, the Corporation and the Portfolio require no employees, and their respective officers, other than the Chairmen, receive no compensation from the Fund or the Portfolio.

The Directors of the Corporation, Trustees of the Portfolio and executive officers of the Corporation and the Portfolio, their principal occupations during the past five years (although their titles may have varied during the period) and business addresses are:

                          DIRECTORS OF THE CORPORATION

J.V. SHIELDS, JR.* -- Chairman of the Board and Director; Trustee of The 59 Wall Street Trust; Managing Director, Chairman and Chief Executive Officer of Shields & Company; Chairman and Chief Executive Officer of Capital Management Associates, Inc.; Director of Flowers Industries, Inc.(1) His business address is Shields & Company, 140 Broadway, New York, NY 10005.

EUGENE P. BEARD** -- Director; Trustee of The 59 Wall Street Trust; Vice Chairman - Finance and Operations of The Interpublic Group of Companies. His business address is The Interpublic Group of Companies, Inc., 1271 Avenue of the Americas, New York, NY 10020.

DAVID P. FELDMAN** -- Director; Trustee of The 59 Wall Street Trust; Retired; Chairman and Chief Executive Officer - AT&T Investment Management Corporation (prior to October 1997); Director of Dreyfus Mutual Funds, Equity Fund of Latin America, New World Balanced Fund, India Magnum Fund, and U.S. Prime Properties Inc.; Trustee of Corporate Property Investors. His business address 3 Tall Oaks Drive, Warren, NJ 07059.

ALAN G. LOWY** -- Director; Trustee of The 59 Wall Street Trust; President of Lowy Industries (since August 1998); Secretary of the Los Angeles County Board of Investments (prior to March 1995). His business address is 4111 Clear Valley Drive, Encino, CA 91436.

ARTHUR D. MILTENBERGER** -- Director; Trustee of The 59 Wall Street Trust Vice President and Chief Financial Officer of Richard K. Mellon and Sons; Treasurer of Richard King Mellon Foundation; Director of Vought Aircraft Corporation (prior to September 1994), Caterair International (prior to April 1994); Member of Advisory Committee of Carlyle Group and Pittsburgh Seed Fund and Valuation Committee of Morgenthaler Venture Funds(2). His business address is Richard K. Mellon and Sons, P.O. Box RKM, Ligonier, PA 15658.

                            TRUSTEES OF THE PORTFOLIO



RICHARD L. CARPENTER** -- Trustee; Retired; Director of Internal Investments, Public School Employees' Retirement System (prior to December 1995). His business address is 12664 Lazy Acres Court, Nevada City, CA 95959.


CLIFFORD A. CLARK** -- Trustee; Retired; Director of Schmid, Inc. (prior to July
1993); Managing Director of the Smith-Denison Foundation. His business address is 42 Clowes Drive, Falmouth, MA 02540.

DAVID M. SEITZMAN** -- Trustee; Retired; Physician with Seitzman, Shuman, Kwart and Phillips (prior to October 1997); Director of the National Capital Underwriting Company, Commonwealth Medical Liability Insurance Co. and National Capital Insurance Brokerage, Limited. His business address is 7117 Nevis Road, Bethesda, MD 20817.

                  OFFICERS OF THE CORPORATION AND THE PORTFOLIO

PHILIP W. COOLIDGE -- President; Chief Executive Officer and President of Signature Financial Group, Inc. ("SFG"), 59 Wall Street Distributors, Inc. ("59 Wall Street Distributors") and 59 Wall Street Administrators, Inc. ("59 Wall Street Administrators").

JAMES E. HOOLAHAN -- Vice President; Senior Vice President of SFG.

JOHN R. ELDER -- Treasurer; Vice President of SFG (since April 1995); Treasurer of Phoenix Family of Mutual Funds (prior to April 1995).


LINDA T. GIBSON -- Secretary, Senior Vice President and Secretary of SFG; Secretary of 59 Wall Street Distributors and 59 Wall Street Administrators.



SUSAN JAKUBOSKI*** -- Assistant Treasurer and Assistant Secretary of the Portfolio; Assistant Secretary, Assistant Treasurer and Vice President of Signature Financial Group (Grand Cayman) Limited (since August 1994); Fund Compliance Administrator of Concord Financial Group, Inc. (from November 1990 to August 1994).


MOLLY S. MUGLER -- Assistant Secretary; Legal Counsel and Assistant Secretary of SFG; Assistant Secretary of 59 Wall Street Distributors and 59 Wall Street Administrators (since June 1993).

CHRISTINE A. DRAPEAU -- Assistant Secretary; Vice President of SFG (since January 1996); Paralegal and Compliance Officer, various financial companies
(July 1992 to January 1996); Graduate Student, Bentley College (prior to December 1994).
-------------------------

*Mr. Shields is an "interested person" of the Corporation and the Portfolio because of his affiliation with a registered broker-dealer.

**These Directors and Trustees are members of the Audit Committee of the Corporation or the Portfolio, as the case may be.

***Ms. Jakuboski is an officer of the Portfolio but is not an officer of the Corporation.

(1) Shields & Company, Capital Management Associates, Inc. and Flowers Industries, Inc., with which Mr. Shields is associated, are a registered broker-dealer and a member of the New York Stock Exchange, a registered investment adviser, and a diversified food company, respectively.

(2) Richard K. Mellon and Sons, Richard King Mellon Foundation, Vought Aircraft Corporation, Caterair International, The Carlyle Group and Morgenthaler Venture Funds, with which Mr. Miltenberger is or has been associated, are a private foundation, a private foundation, a business development firm, an aircraft manufacturer, an airline food services company, a merchant bank, and a venture capital partnership, respectively.

         Each Director and officer of the Corporation listed above holds the equivalent position with The 59 Wall Street Trust. The address of each officer of the Corporation is 21 Milk Street, Boston, Massachusetts 02109. Messrs. Coolidge, Hoolahan and Elder and Mss. Gibson, Jakuboski, Mugler and Drapeau also hold similar positions with other investment companies for which affiliates of 59 Wall Street Distributors serves as the principal underwriter.

     Except for Mr. Shields, no Director is an "interested person" of the Corporation or the Portfolio as that term is defined in the 1940 Act.

Directors of the Corporation

         The Directors of the Corporation receive a base annual fee of $15,000 (except the Chairman who receives a base annual fee of $20,000) which is paid jointly by all series of the Corporation and The 59 Wall Street Trust and allocated among the series based upon their respective net assets. In addition, each series which has commenced operations pays an annual fee to each Director of $1,000.




                                                                                Compensation
                                                                                from the
                                                                                Corporation
                                            Pension or                          from the
                                            Retirement                          Corporation
                           Aggregate        Benefits Accrued  Estimated Annual  and Fund
Name of Person,            Compensation     as Part of        Benefits upon     Complex*Paid
Position                   from the Corp.   Fund Expenses     Retirement        to Directors

J.V. Shields, Jr.,         $12,450               none        none              $31,000
Director

Eugene P. Beard,           $11,337               none        none              $26,000
Director

David P. Feldman,          $11,337               none        none              $26,000
Director

Alan G. Lowy,              $11,337               none        none             $26,000
Director

Arthur D. Miltenberger,    $11,337               none        none             $26,000
Director




* The Fund Complex consists of the Corporation and The 59 Wall Street Trust which currently consists of four series.

Portfolio Trustees


         The Trustees of the Portfolio receive a base annual fee of $12,000 (except the Chairman who receives a base annual fee of $17,000) which is paid jointly by the U.S. Money Market Portfolio and International Equity Portfolio together with the Portfolio (the "Portfolios") and allocated among the Portfolios based upon their respective net assets. In addition, each Portfolio which has commenced operations pays an annual fee to each Trustee of $1,000.


                                                     Pension or                             Total
                                                     Retirement                             Compensation
                           Aggregate                 Benefits Accrued      Estimated Annual from the Portfolio
Name of Person,            Compensation              as Part of            Benefits upon    Complex*
Position                   from the Portfolio        Portfolio Expenses    Retirement       Paid to Trustees

Richard L. Carpenter,      $5,534                    none                      none        $17,000
Trustee

Clifford A. Clark,         $5,534                    none                      none         $17,000
Trustee

David M. Seitzman,         $5,534                    none                      none         $17,000
Trustee


*The Portfolio Complex consists of the Portfolio, U.S. Money Market Portfolio and International Equity Portfolio.

         By virtue of the responsibilities assumed by Brown Brothers Harriman & Co. under the Investment Advisory Agreement with the Portfolio and the Administration Agreement with the Corporation, and by Brown Brothers Harriman Trust Company of New York ("Brown Brothers Harriman Trust Company") under the Administration Agreement with the Portfolio (see "Investment Adviser" and "Administrators"), neither the Corporation nor the Portfolio requires employees other than its officers, and none of its officers devote full time to the affairs of the Corporation or the Portfolio, as the case may be, or, other than the Chairmen, receive any compensation from the Fund or the Portfolio.

         As of January 31, 1999, the Directors of the Corporation, Trustees of the Portfolio and officers of the Corporation and the Portfolio as a group beneficially owned less than 1% of the outstanding shares of the Corporation and less than 1% of the aggregate beneficial interests in the Portfolio. At the close of business on that date, no person, to the knowledge of the management, owned beneficially more than 5% of the outstanding shares of the Fund nor more than 5% of the aggregate beneficial interests in the Portfolio. As of that date, the partners of Brown Brothers Harriman & Co. and their immediate families owned [ ] ([ ]%) shares of the Fund. Also, Brown Brothers Harriman & Co. Employees Pension Plan on that date held ([ ]%) of the Fund. Brown Brothers Harriman & Co. and its affiliates separately are able to direct the disposition of an additional [ ] ([ ]%) shares of the Fund, as to which shares Brown Brothers Harriman & Co. disclaims beneficial ownership.

INVESTMENT ADVISER
------------------------------------------------------------------------

         Under its Investment Advisory Agreement with the Portfolio, subject to the general supervision of the Portfolio's Trustees and in conformance with the stated policies of the Portfolio, Brown Brothers Harriman & Co. provides investment advice and portfolio management services to the Portfolio. In this regard, it is the responsibility of Brown Brothers Harriman & Co. to make the day-to-day investment decisions for the Portfolio, to place the purchase and sale orders for portfolio transactions and to manage, generally, the Portfolio's investments.


         The Investment Advisory Agreement between Brown Brothers Harriman & Co. and the Portfolio is dated December 15, 1993 and remains in effect for two years from such date and thereafter, but only so long as the agreement is specifically approved at least annually (i) by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Portfolio, or by the Portfolio's Trustees, and (ii) by a vote of a majority of the Trustees of the Portfolio who are not parties to the Investment Advisory Agreement or "interested persons" (as defined in the 1940 Act) of the Portfolio ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement was most recently approved by the Independent Trustees on November 10, 1998. The Investment Advisory Agreement terminates automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Trustees of the Portfolio or by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Portfolio on 60 days' written notice to Brown Brothers Harriman & Co. and by Brown Brothers Harriman & Co. on 90 days' written notice to the Portfolio (see "Additional Information").

         With respect to the Portfolio, the investment advisory fee paid to the Investment Adviser is calculated daily and paid monthly at an annual rate equal to 0.65% of the Portfolio's average daily net assets. For the fiscal years ended October 31, 1996, 1997 and 1998, the Portfolio incurred $360,578, $319,096 and
$274,051, respectively for advisory services.


     The investment advisory services of Brown Brothers Harriman & Co. to the Portfolio are not exclusive under the terms of the Investment Advisory Agreement. Brown Brothers Harriman & Co. is free to and does render investment advisory services to others, including other registered investment companies.

     Pursuant to a license agreement between the Corporation and Brown Brothers Harriman & Co. dated September 5, 1990, as amended as of December 15, 1993, the Corporation may continue to use in its name "59 Wall Street", the current and historic address of Brown Brothers Harriman & Co. The agreement may be terminated by Brown Brothers Harriman & Co. at any time upon written notice to the Corporation upon the expiration or earlier termination of any investment advisory agreement between the Corporation or any investment company in which a series of the Corporation invests all of its assets and Brown Brothers Harriman & Co. Termination of the agreement would require the Corporation to change its name and the name of the Fund to eliminate all reference to "59 Wall Street"

     .

     Pursuant to license agreements between Brown Brothers Harriman & Co. and each of 59 Wall Street Administrators and 59 Wall Street Distributors (each a ALicensee@), dated June 22, 1993 and June 8, 1990, respectively, each Licensee may continue to use in its name A59 Wall Street@, the current and historic address of Brown Brothers Harriman & Co., only if Brown Brothers Harriman & Co. does not terminate the respective license agreement, which would require the Licensee to change its name to eliminate all reference to A59 Wall Street@.


     The Glass-Steagall Act prohibits certain financial institutions from engaging in the business of underwriting, selling or distributing securities and from sponsoring, organizing or controlling a registered open-end investment company continuously engaged in the issuance of its shares, such as the Fund. There is presently no controlling precedent prohibiting financial institutions such as Brown Brothers Harriman & Co. from performing the investment advisory, administrative or shareholder servicing/eligible institution functions described above. If Brown Brothers Harriman & Co. were to terminate its Investment Advisory Agreement with the Portfolio, or were prohibited from acting in such capacity, it is expected that the Trustees of the Portfolio would recommend to the investors that they approve a new investment advisory agreement for the Portfolio with another qualified adviser. If Brown Brothers Harriman & Co. were to terminate its Shareholder Servicing Agreement, Eligible Institution Agreement or Administration Agreement with the Corporation or were prohibited from acting in any such capacity, its customers would be permitted to remain shareholders of the Fund and alternative means for providing shareholder services or administrative services, as the case may be, would be sought. In such event, although the operation of the Corporation might change, it is not expected that any shareholders would suffer any adverse financial consequences. However, an alternative means of providing shareholder services might afford less convenience to shareholders.

ADMINISTRATORS
------------------------------------------------------------------------


         Brown Brothers Harriman & Co. acts as Administrator of the Corporation and Brown Brothers Harriman Trust Company acts as Administrator of the Portfolio. Brown Brothers Harriman Trust Company is a wholly-owned subsidiary of Brown Brothers Harriman & Co.


     In its capacity as Administrator of the Corporation, Brown Brothers Harriman & Co. administers all aspects of the Corporation's operations subject to the supervision of the Corporation's Directors except as set forth below under "Distributor". In connection with its responsibilities as Administrator and at its own expense, Brown Brothers Harriman & Co. (i) provides the Corporation with the services of persons competent to perform such supervisory, administrative and clerical functions as are necessary in order to provide effective administration of the Corporation, including the maintenance of certain books and records; (ii) oversees the performance of administrative and professional services to the Corporation by others, including the Fund's Transfer and Dividend Disbursing Agent; (iii) provides the Corporation with adequate office space and communications and other facilities; and (iv) prepares and/or arranges for the preparation, but does not pay for, the periodic updating of the Corporation's registration statement and the Fund's prospectus, the printing of such documents for the purpose of filings with the Securities and Exchange Commission and state securities administrators, and the preparation of tax returns for the Fund and reports to shareholders and the Securities and Exchange Commission.


     Brown Brothers Harriman Trust Company, in its capacity as Administrator of the Portfolio, administers all aspects of the Portfolio=s operations subject to the supervision of the Portfolio's Trustees except as set forth above under AInvestment Adviser@. In connection with its responsibilities as Administrator for the Portfolio and at its own expense, Brown Brothers Harriman Trust Company
(i) provides the Portfolio with the services of persons competent to perform such supervisory, administrative and clerical functions as are necessary in order to provide effective administration of the Portfolio, including the maintenance of certain books and records, receiving and processing requests for increases and decreases in the beneficial interests in the Portfolio, notification to the Investment Adviser of available funds for investment, reconciliation of account information and balances between the Custodian and the Investment Adviser, and processing, investigating and responding to investor inquiries; (ii) oversees the performance of administrative and professional services to the Portfolio by others, including the Custodian; (iii) provides the Portfolio with adequate office space and communications and other facilities; and (iv) prepares and/or arranges for the preparation, but does not pay for, the periodic updating of the Portfolio's registration statement for filing with the Securities and Exchange Commission, and the preparation of tax returns for the Portfolio and reports to investors and the Securities and Exchange Commission.

     Prior to March 1, 1999, Brown Brothers Harriman Trust Company (Cayman) Limited acted as administrator of the Portfolio under the same terms and conditions as set forth herein.

         For the services rendered to the Portfolio and related expenses borne by Brown Brothers Harriman Trust Company as Administrator of the Portfolio, Brown Brothers Harriman Trust Company receives from the Portfolio an annual fee, computed daily and payable monthly, equal to 0.035% of the Portfolio's average daily net assets. For the fiscal years ended October 31, 1996, 1997 and 1998, the Portfolio incurred $19,416, $17,182 and $14,757, respectively, for administrative services.

         The Administration Agreement between the Corporation and Brown Brothers Harriman & Co. (dated November 1, 1993) will remain in effect for two years from such date and thereafter, but only so long as such agreement is specifically approved at least annually in the same manner as the Portfolio's Investment Advisory Agreement (see "Investment Adviser"). The Administration Agreement between the Portfolio and Brown Brothers Harriman Trust Company (dated March 1,
1999) shall remain in effect for successive annual periods, but only so long as such agreement is specifically approved at least annually in the same manner as the Portfolio's Investment Advisory Agreement (see "Investment Adviser"). The Independent Directors/Trustees most recently approved the Corporation's Administration Agreement on November 10, 1998 and the Portfolio's Administration Agreement on February 9, 1999. Each agreement will terminate automatically if assigned by either party thereto and is terminable by the Corporation or the Portfolio at any time without penalty by a vote of a majority of the Directors of the Corporation or the Trustees of the Portfolio, as the case may be, or by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Corporation or the Portfolio, as the case may be (see "Additional Information"). The Corporation's Administration Agreement is terminable by the Directors of the Corporation or shareholders of the Corporation on 60 days' written notice to Brown Brothers Harriman & Co. The Portfolio's Administration Agreement is terminable by the Trustees of the Portfolio or by the Fund and other investors in the Portfolio on 60 days' written notice to Brown Brothers Harriman Trust Company. Each agreement is terminable by the respective Administrator on 90 days' written notice to the Corporation or the Portfolio, as the case may be.

         The administrative fee payable to Brown Brothers Harriman & Co. from the Fund is calculated daily and payable monthly at an annual rate equal to 0.125% of the Fund's average daily net assets. For the fiscal years ended October 31, 1996, 1997 and 1998, the Fund incurred $41,210, $46,488 and $45,611, respectively, for administrative services.


         Pursuant to a Subadministrative Services Agreement with Brown Brothers Harriman & Co., 59 Wall Street Administrators performs such subadministrative duties for the Corporation as are from time to time agreed upon by the parties. The offices of 59 Wall Street Administrators are located at 21 Milk Street, Boston, Massachusetts 02109. 59 Wall Street Administrators is a wholly-owned subsidiary of Signature Financial Group, Inc. ("SFG"). SFG is not affiliated with Brown Brothers Harriman & Co. 59 Wall Street Administrators= subadministrative duties may include providing equipment and clerical personnel necessary for maintaining the organization of the Corporation, participation in the preparation of documents required for compliance by the Corporation with applicable laws and regulations, preparation of certain documents in connection with meetings of Directors and shareholders of the Corporation, and other functions that would otherwise be performed by the Administrator as set forth above. For performing such subadministrative services, 59 Wall Street Administrators receives such compensation as is from time to time agreed upon, but not in excess of the amount paid to the Administrator from the Fund.


         Pursuant to a Subadministrative Services Agreement with Brown Brothers Harriman Trust Company, 59 Wall Street Administrators performs such subadministrative duties for the Portfolio as are from time to time agreed upon by the parties. The offices of 59 Wall Street Administrators are located at 21 Milk Street, Boston, MA 02109. 59 Wall Street Administrators is a wholly-owned subsidiary of SFG. 59 Wall Street Administrators' subadministrative duties may include providing equipment and clerical personnel necessary for maintaining the organization of the Portfolio, participation in the preparation of documents required for compliance by the Portfolio with applicable laws and regulations, preparation of certain documents in connection with meetings of Trustees of and investors in the Portfolio, and other functions that would otherwise be performed by the Administrator of the Portfolio as set forth above. For performing such subadministrative services, 59 Wall Street Administrators receives such compensation as is from time to time agreed upon, but not in excess of the amount paid to the Administrator from the Portfolio. Prior to March 1, 1999, Signature Financial Group (Cayman) Limited acted as subadministrator under the same terms and conditions as set forth herein.


DISTRIBUTOR
------------------------------------------------------------------------
     59 Wall Street Distributors acts as exclusive Distributor of shares of the Fund. Its office is located at 21 Milk Street, Boston, Massachusetts 02109. 59 Wall Street Distributors is a wholly-owned subsidiary of SFG. SFG and its affiliates currently provide administration and distribution services for other registered investment companies. The Corporation pays for the preparation, printing and filing of copies of the Corporation's registration statement and the Fund=s prospectus as required under federal and state securities laws.

     59 Wall Street Distributors holds itself available to receive purchase orders for Fund shares.


     The Distribution Agreement (dated September 5, 1990, as amended and restated February 12, 1991) between the Corporation and 59 Wall Street Distributors remains in effect indefinitely, but only so long as such agreement is specifically approved at least annually in the same manner as the Portfolio's Investment Advisory Agreement (see "Investment Adviser"). The Distribution
Agreement was most recently approved by the Independent Directors of the Corporation on February 9, 1999. The agreement terminates automatically if assigned by either party thereto and is terminable with respect to the Fund at any time without penalty by a vote of a majority of the Directors of the Corporation or by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund (see "Additional Information"). The Distribution Agreement is terminable with respect to the Fund by the Corporation's Directors or shareholders of the Fund on 60 days' written notice to 59 Wall Street Distributors. The agreement is terminable by 59 Wall Street Distributors on 90 days' written notice to the Corporation.


SHAREHOLDER SERVICING AGENT
------------------------------------------------------------------------
         The Corporation has entered into a shareholder servicing agreement with Brown Brothers Harriman & Co. pursuant to which Brown Brothers Harriman & Co., as agent for the Corporation with respect to the Fund, among other things: answers inquiries from shareholders of and prospective investors in the Fund regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected and certain other matters pertaining to the Fund; assists shareholders of and prospective investors in the Fund in designating and changing dividend options, account designations and addresses; and provides such other related services as the Corporation or a shareholder of or prospective investor in the Fund may reasonably request. For these services, Brown Brothers Harriman & Co. receives from the Fund an annual fee, computed daily and payable monthly, equal to 0.25% of the average daily net assets of the Fund represented by shares owned during the period for which payment was being made by shareholders who did not hold their shares with an Eligible Institution.

FINANCIAL INTERMEDIARIES
------------------------------------------------------------------------
         From time to time, the Fund's Shareholder Servicing Agent enters into contracts with banks, brokers and other financial intermediaries ("Financial Intermediaries") pursuant to which a customer of the Financial Intermediary may place purchase orders for Fund shares through that Financial Intermediary which holds such shares in its name on behalf of that customer. Pursuant to such contract, each Financial Intermediary as agent with respect to shareholders of and prospective investors in the Fund who are customers of that Financial Intermediary, among other things: provides necessary personnel and facilities to establish and maintain certain shareholder accounts and records enabling it to hold, as agent, its customers' shares in its name or its nominee name on the shareholder records of the Corporation; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem shares of the Fund; provides periodic statements showing a customer's account balance and, to the extent practicable, integrates such information with information concerning other customer transactions otherwise effected with or through it; furnishes, either separately or on an integrated basis with other reports sent to a customer, monthly and annual statements and confirmations of all purchases and redemptions of Fund shares in a customer's account; transmits proxy statements, annual reports, updated prospectuses and other communications from the Corporation to its customers; and receives, tabulates and transmits to the Corporation proxies executed by its customers with respect to meetings of shareholders of the Fund. For these services, the Financial Intermediary receives such fees from the Shareholder Servicing Agent as may be agreed upon from time to time between the Shareholder Servicing Agent and such Financial Intermediary.

ELIGIBLE INSTITUTIONS
------------------------------------------------------------------------
         The Corporation enters into eligible institution agreements with banks, brokers and other financial institutions pursuant to which each financial institution, as agent for the Corporation with respect to shareholders of and prospective investors in the Fund who are customers with that financial institution, among other things: provides necessary personnel and facilities to establish and maintain certain shareholder accounts and records enabling it to hold, as agent, its customers= shares in its name or its nominee name on the shareholder records of the Corporation; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem shares of the Fund; provides periodic statements showing a customer=s account balance and, to the extent practicable, integrates such information with information concerning other customer transactions otherwise effected with or through it; furnishes, either separately or on an integrated basis with other reports sent to a customer, monthly and annual statements and confirmations of all purchases and redemptions of Fund shares in a customer=s account; transmits proxy statements, annual reports, updated prospectuses and other communications from the Corporation to its customers; and receives, tabulates and transmits to the Corporation proxies executed by its customers with respect to meetings of shareholders of the Fund. For these services, each financial institution receives from the Fund an annual fee, computed daily and payable monthly, equal to 0.25% of the average daily net assets of the Fund represented by shares owned during the period for which payment was being made by customers for whom the financial institution was the holder or agent of record.

CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT
------------------------------------------------------------------------
     State Street Bank and Trust Company ("State Street" or the "Custodian"), 225 Franklin Street, P.O. Box 351, Boston, Massachusetts 02110, is Custodian for the Fund and the Portfolio and Transfer and Dividend Disbursing Agent for the Fund.

     As Custodian for the Fund, it is responsible for holding the Fund's assets (i.e., cash and the Fund=s interest in the Portfolio) pursuant to a custodian agreement with the Corporation. Cash is held for the Fund in demand deposit accounts at the Custodian. Subject to the supervision of the Administrator of the Corporation, the Custodian maintains the accounting records for the Fund and each day computes the net asset value per share of the Fund. As Transfer and Dividend Disbursing Agent it is responsible for maintaining the books and records detailing the ownership of the Fund's shares.

         As Custodian for the Portfolio, it is responsible for maintaining books and records of portfolio transactions and holding the Portfolio's securities and cash pursuant to a custodian agreement with the Portfolio. Cash is held for the Portfolio in demand deposit accounts at the Custodian. Subject to the supervision of the Administrator of the Portfolio, the Custodian maintains the accounting and portfolio transaction records for the Portfolio and each day computes the net asset value and net income of the Portfolio.


INDEPENDENT AUDITORS
----------------------------------------------------------------------
     Deloitte & Touche LLP, Boston, Massachusetts are the independent auditors for the Fund and the Portfolio.


NET ASSET VALUE; REDEMPTION IN KIND
----------------------------------------------------------------------
         The net asset value of each of the Fund's shares is determined each day the New York Stock Exchange is open for regular trading. (As of the date of this Statement of Additional Information, such Exchange is so open every weekday except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.) This determination of net asset value of each share of the Fund is made once during each such day as of the close of regular trading on such Exchange by subtracting from the value of the Fund's total assets (i.e., the value of its investment in the Portfolio and other assets) the amount of its liabilities, including expenses payable or accrued, and dividing the difference by the number of shares of the Fund outstanding at the time the determination is made.

         The value of the Portfolio's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued) is determined at the same time and on the same days as the net asset value per share of the Fund is determined. The value of the Fund's investment in the Portfolio is determined by multiplying the value of the Portfolio's net assets by the percentage, effective for that day, which represents the Fund's share of the aggregate beneficial interests in the Portfolio. The value of the Fund=s investment in the Portfolio is determined once daily at 4:00 P.M., New York time on each day the New York Stock Exchange is open for regular trading.

         The value of investments listed on a domestic securities exchange is based on the last sale prices as of the regular close of the New York Stock Exchange (which is currently 4:00 p.m., New York time) or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such Exchange.

         Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security.

         Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Portfolio's Trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired was more than 60 days, unless this is determined not to represent fair value by the Trustees of the Portfolio.

         Subject to the Corporation's compliance with applicable regulations, the Corporation has reserved the right to pay the redemption price of shares of a Fund, either totally or partially, by a distribution in kind of portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Corporation has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Corporation is obligated with respect to any one investor during any 90 day period to redeem shares of a Fund solely in cash up to the lesser of $250,000 or 1% of that Fund's net assets at the beginning of such 90 day period.

COMPUTATION OF PERFORMANCE
----------------------------------------------------------------------
         The average annual total return of the Fund is calculated for any period by (a) dividing (i) the sum of the aggregate net asset value per share on the last day of the period of shares purchased with a $1,000 payment on the first day of the period and the aggregate net asset value per share on the last day of the period of shares purchasable with dividends and capital gains distributions declared during such period with respect to shares purchased on the first day of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) $1,000, (b) raising the quotient to a power equal to 1 divided by the number of years in the period, and
(c) subtracting 1 from the result.

         The total rate of return of the Fund for any specified period is calculated by (a) dividing (i) the sum of the aggregate net asset value per share on the last day of the period of shares purchased with a $1,000 payment on the first day of the period and the aggregate net asset value per share on the last day of the period of shares purchasable with dividends and capital gains distributions declared during such period with respect to shares purchased on the first day of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) $1,000, and (b) subtracting 1 from the result.


         The annualized average rate of return for the Fund for the period April 23, 1991 (commencement of operations) to October 31, 1998 was 7.50%. The average annual rate of return for the Fund for the fiscal year ended October 31, 1998 was 14.94%. The average annual rate of return for the Fund for the five-year period ended October 31, 1998 was 4.85%.


         Performance calculations should not be considered a representation of the average annual or total rate of return of the Fund in the future since the rates of return are not fixed. Actual total rates of return and average annual rates of return depend on changes in the market value of, and dividends and interest received from, the investments held by the Portfolio and the Fund's and the Portfolio's expenses during the period.

         Total and average annual rate of return information may be useful for reviewing the performance of the Fund and for providing a basis for comparison with other investment alternatives. However, unlike bank deposits or other investments which pay a fixed yield for a stated period of time, the Fund's total rate of return fluctuates, and this should be considered when reviewing performance or making comparisons.

     The Fund=s performance may be used from time to time in shareholder reports or other communications to shareholders or prospective investors. Performance figures are based on historical earnings and are not intended to indicate future performance. Performance information may include the Fund=s investment results and/or comparisons of its investment results to various unmanaged indexes (such as the Standard & Poor=s 600 Index and the Russell 2000 Index) and to investments for which reliable performance data is available. Performance information may also include comparisons to averages, performance rankings or other information prepared by recognized mutual fund statistical services. To the extent that unmanaged indexes are so included, the same indexes are used on a consistent basis. The Fund=s investment results as used in such communications are calculated on a total rate of return basis in the manner set forth below.

     Period and average annualized Atotal rates of return@ may be provided in such communications. The Atotal rate of return@ refers to the change in the value of an investment in the Fund over a stated period based on any change in net asset value per share and including the value of any shares purchasable with any dividends or capital gains distributions during such period. Period total rates of return may be annualized. An annualized total rate of return is a compounded total rate of return which assumes that the period total rate of return is generated over a one year period, and that all dividends and capital gains distributions are reinvested. An annualized total rate of return is slightly higher than a period total rate of return if the period is shorter than one year, because of the assumed reinvestment.

PURCHASES AND REDEMPTIONS
------------------------------------------------------------------------
         The Corporation reserves the right to discontinue, alter or limit the automatic reinvestment privilege at any time, but will provide shareholders prior written notice of any such discontinuance, alteration or limitation.

         A confirmation of each purchase and redemption transaction is issued on execution of that transaction.

         A shareholder's right to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed: (i) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when regular trading on such Exchange is restricted as determined by the Securities and Exchange Commission by rule or regulation, (ii) during periods in which an emergency exists which causes disposal of, or evaluation of the net asset value of, portfolio securities to be unreasonable or impracticable, or (iii) for such other periods as the Securities and Exchange Commission may permit.

     In the event a shareholder redeems all shares held in the Fund, future purchases of shares of the Fund by such shareholder would be subject to the Fund=s minimum initial purchase requirements. The value of shares redeemed may be more or less than the shareholder's cost depending on Fund performance during the period the shareholder owned such shares.

         An investor should be aware that  redemptions  from the Fund may not be
processed  if  a  completed  account   application  with  a  certified  taxpayer
identification number has not been received.

FEDERAL TAXES
------------------------------------------------------------------------

         Each year, the Corporation intends to continue to qualify the Fund and elect that the Fund be treated as a separate "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Fund is not subject to federal income taxes on its net income and realized net long-term capital gains in excess of net short-term capital losses that are distributed to its shareholders. A 4% non-deductible excise tax is imposed on the Fund to the extent that certain distribution requirements for the Fund for each calendar year are not met. The Corporation intends to continue to meet such requirements. The Portfolio is also not required to pay any federal income or excise taxes. Under Subchapter M of the Code the Fund is not subject to federal income taxes on amounts distributed to shareholders.

         Qualification as a regulated investment company under the Code requires, among other things, that (a) at least 90% of the Fund's annual gross income, without offset for losses from the sale or other disposition of securities, be derived from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of securities, foreign currencies or other income derived with respect to its business of investing in such securities; (b) less than 30% of the Fund's annual gross income be derived from gains (without offset for losses) from the sale or other disposition of securities held for less than three months; and (c) the holdings of the Fund be diversified so that, at the end of each quarter of its fiscal year, (i) at least 50% of the market value of the Fund's assets be represented by cash, U.S. Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's assets be invested in the securities of any one issuer (other than U.S. Government securities and securities of other investment companies). In addition, in order not to be subject to federal income tax, at least 90% of the Fund's net investment income and net short-term capital gains earned in each year must be distributed to the Fund's shareholders.

     Dividends paid from the Fund may be eligible for the dividends-received deduction allowed to corporate shareholders because all or a portion of the Portfolio=s net income may consist of dividends paid by domestic corporations.
     Gains or losses on sales of securities are treated as long-term capital gains or losses if the securities have been held for more than one year except in certain cases where a put has been acquired or a call has been written thereon. Other gains or losses on the sale of securities are treated as short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities are generally treated as gains and losses from the sale of securities. If an option written for the Portfolio lapses or is terminated through a closing transaction, such as a repurchase of the option from its holder, the Portfolio may realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid in the closing transaction. If securities are sold pursuant to the exercise of a call option written for them, the premium received would be added to the sale price of the securities delivered in determining the amount of gain or loss on the sale. The requirement that less than 30% of the Fund's gross income be derived from gains from the sale of securities held for less than three months may limit the Portfolio's ability to write options and engage in transactions involving stock index futures.

     Certain options contracts held for the Portfolio at the end of each fiscal year are required to be "marked to market" for federal income tax purposes; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on these deemed sales and on actual dispositions are treated as long-term capital gain or loss, and the remainder are treated as short-term capital gain or loss regardless of how long the Portfolio has held such options. The Portfolio may be required to defer the recognition of losses on stock or securities to the extent of any unrecognized gain on offsetting positions held for it.

Return of Capital. Any dividend or capital gains distribution has the effect of reducing the net asset value of Fund shares held by a shareholder by the same amount as the dividend or capital gains distribution. If the net asset value of shares is reduced below a shareholder's cost as a result of a dividend or capital gains distribution from the Fund, such dividend or capital gains distribution would be taxable even though it represents a return of invested capital.

Redemption of Shares. Any gain or loss realized on the redemption of Fund shares by a shareholder who is not a dealer in securities is treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. However, any loss realized by a shareholder upon the redemption of Fund shares held one year or less is treated as a long-term capital loss to the extent of any long-term capital gains distributions received by the shareholder with respect to such shares. Additionally, any loss realized on a redemption or exchange of Fund shares is disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend or capital gains distribution in Fund shares.

Other Taxes. The Fund may be subject to state or local taxes in jurisdictions in which it is deemed to be doing business. In addition, the treatment of the Fund and its shareholders in those states which have income tax laws might differ from treatment under federal income tax laws. Distributions to shareholders may be subject to additional state and local taxes. Shareholders should consult their own tax advisors with respect to any state or local taxes.

Other Information. Annual notification as to the tax status of capital gains distributions, if any, is provided to shareholders shortly after October 31, the end of the Fund=s fiscal year. Additional tax information is mailed to shareholders in January. Under U.S. Treasury regulations, the Corporation and each Eligible Institution are required to withhold and remit to the U.S. Treasury a portion (31%) of dividends and capital gains distributions on the accounts of those shareholders who fail to provide a correct taxpayer identification number (Social Security Number for individuals) or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to such withholdings. Prospective investors should submit an IRS Form W-9 to avoid such withholding.

     This tax discussion is based on the tax laws and regulations in effect on the date of this Prospectus, however such laws and regulations are subject to change. Shareholders and prospective investors are urged to consult their tax advisors regarding specific questions relevant to their particular circumstances.


DESCRIPTION OF SHARES
------------------------------------------------------------------------
     The Corporation is an open-end management investment company organized as a Maryland corporation on July 16, 1990. Its offices are located at 21 Milk Street, Boston, Massachusetts 02109; its telephone number is (617) 423-0800. The Articles of Incorporation currently permit the Corporation to issue 2,500,000,000 shares of common stock, par value $0.001 per share, of which 25,000,000 shares have been classified as shares of The 59 Wall Street Small Company Fund. The Board of Directors of the Corporation may increase the number of shares the Corporation is authorized to issue without the approval of shareholders. The Board of Directors of the Corporation also has the power to designate one or more series of shares of common stock and to classify and reclassify any unissued shares with respect to such series. Currently there are six such series in addition to the Fund.


     Each share of the Fund represents an equal proportional interest in the Fund with each other share. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

     Shareholders of the Fund are entitled to a full vote for each full share held and to a fractional vote for fractional shares. Shareholders in the Corporation do not have cumulative voting rights, and shareholders owning more than 50% of the outstanding shares of the Corporation may elect all of the Directors of the Corporation if they choose to do so and in such event the other shareholders in the Corporation would not be able to elect any Director. The Corporation is not required and has no current intention to hold meetings of shareholders annually but the Corporation will hold special meetings of shareholders when in the judgment of the Corporation's Directors it is necessary or desirable to submit matters for a shareholder vote as may be required by the 1940 Act or as may be permitted by the Articles of Incorporation or By-laws. Shareholders have under certain circumstances (e.g., upon application and submission of certain specified documents to the Directors by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Directors. Shareholders also have the right to remove one or more Directors without a meeting by a declaration in writing by a specified number of shareholders. Shares have no preemptive or conversion rights. The rights of redemption are described in the Prospectus. Shares, when issued, are fully paid and non-assessable by the Corporation.

     Stock certificates are not issued by the Corporation.

     The By-Laws of the Corporation provide that the presence in person or by proxy of the holders of record of one third of the shares of the Fund outstanding and entitled to vote thereat shall constitute a quorum at all meetings of Fund shareholders, except as otherwise required by applicable law. The By-Laws further provide that all questions shall be decided by a majority of the votes cast at any such meeting at which a quorum is present, except as otherwise required by applicable law.

     The Corporation's Articles of Incorporation provide that, at any meeting of shareholders of the Fund, each Eligible Institution may vote any shares as to which that Eligible Institution is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which that Eligible Institution is the agent of record. Any shares so voted by an Eligible Institution are deemed represented at the meeting for purposes of quorum requirements.

     The Portfolio, in which all of the assets of the Fund are invested, is organized as a trust under the law of the State of New York. The Portfolio's Declaration of Trust provides that the Fund and other entities investing in the Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) are each liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Directors of the Corporation believe that neither the Fund nor its shareholders will be adversely affected by reason of the investment of all of the assets of the Fund in the Portfolio.

     Each investor in the Portfolio, including the Fund, may add to or reduce its investment in the Portfolio on each day the New York Stock Exchange is open for regular trading. At 4:00 P.M., New York time on each such business day, the value of each investor's beneficial interest in the Portfolio is determined by multiplying the net asset value of the Portfolio by the percentage, effective for that day, which represents that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or withdrawals, which are to be effected on that day, are then effected. The investor's percentage of the aggregate beneficial interests in the Portfolio is then recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of 4:00 P.M., New York time on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of 4:00 P.M., New York time on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined is then applied to determine the value of the investor's interest in the Portfolio as of 4:00 P.M., New York time on the following business day of the Portfolio.


     Whenever the Corporation is requested to vote on a matter pertaining to the Portfolio, the Corporation will vote its shares without a meeting of shareholders of the Fund if the proposal is one, if which made with respect to the Fund, would not require the vote of shareholders of the Fund, as long as such action is permissible under applicable statutory and regulatory requirements. For all other matters requiring a vote, the Corporation will hold a meeting of shareholders of the Fund and, at the meeting of investors in the Portfolio, the Corporation will cast all of its votes in the same proportion as the votes of the Fund's shareholders even if all Fund shareholders did not vote. Even if the Corporation votes all its shares at the Portfolio meeting, other investors with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio.

     The Articles of Incorporation of the Corporation contain a provision permitted under Maryland Corporation Law which under certain circumstances eliminates the personal liability of the Corporation's Directors to the Corporation or its shareholders.

     The Articles of Incorporation and the By-Laws of the Corporation provide that the Corporation indemnify the Directors and officers of the Corporation to the full extent permitted by the Maryland Corporation Law, which permits indemnification of such persons against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Corporation. However, nothing in the Articles of Incorporation or the By-Laws of the Corporation protects or indemnifies a Director or officer of the Corporation against any liability to the Corporation or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     Interests in the Portfolio have no preference, preemptive, conversion or similar rights, and are fully paid and non-assessable. The Portfolio is not required to hold annual meetings of investors, but will hold special meetings of investors when, in the judgment of its Trustees, it is necessary or desirable to submit matters for an investor vote. Each investor is entitled to a vote in proportion to the share of its investment in the Portfolio.


PORTFOLIO BROKERAGE TRANSACTIONS
------------------------------------------------------------------------
         Utilization of the Investment Adviser=s proprietary quantitative models for the selection of portfolio securities, and the resulting periodic rebalancing of portfolio holdings, causes turnover in the Portfolio which is relatively high compared to more traditionally managed portfolios. Securities are not traded for short-term profits but, when circumstances warrant, securities are sold without regard to the length of time held. A 100% annual turnover rate would occur, for example, if all portfolio securities (excluding short-term obligations) were replaced once in a period of one year. For the fiscal years ended October 31, 1997 and 1998, the portfolio turnover rate of the Portfolio was 63% and 158%, respectively. The amount of brokerage commissions and taxes on realized capital gains to be borne by the shareholders of the Fund tend to increase as the level of portfolio activity increases.


         In effecting securities transactions for the Portfolio, the Investment Adviser seeks to obtain the best price and execution of orders. In selecting a broker, the Investment Adviser considers a number of factors including: the broker's ability to execute orders without disturbing the market price; the broker's reliability for prompt, accurate confirmations and on-time delivery of securities; the broker=s financial condition and responsibility; the research and other investment information provided by the broker; and the commissions charged. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the Investment Adviser determines in good faith that the amount of such commissions is reasonable in relation to the value of the brokerage services and research information provided by such broker.


         For the fiscal years ended October 31, 1996, 1997 and 1998, the aggregate commissions paid from the Portfolio were $79,546, $123,358 and $208,268 respectively.


         Portfolio securities are not purchased from or sold to the Administrator, Distributor or Investment Adviser or any "affiliated person" (as defined in the 1940 Act) of the Administrator, Distributor or Investment Adviser when such entities are acting as principals, except to the extent permitted by law. Brown Brothers Harriman & Co. acts as one of the Portfolio=s principal brokers in the purchase and sale of securities when, in the judgment of the Investment Adviser, that firm will be able to obtain a price and execution at least as favorable as other qualified brokers. As one of the Portfolio's principal brokers, Brown Brothers Harriman & Co. receives brokerage commissions from the Portfolio.

     The use of Brown Brothers Harriman & Co. as a broker for the Portfolio is subject to the provisions of Rule 11a2-2(T) under the Securities Exchange Act of 1934 which permits the Portfolio to use Brown Brothers Harriman & Co. as a broker provided that certain conditions are met.

         In addition, under the 1940 Act, commissions paid by the Portfolio to Brown Brothers Harriman & Co. in connection with a purchase or sale of securities offered on a securities exchange may not exceed the usual and customary broker's commission.

         The Trustees of the Portfolio from time to time review, among other things, information relating to the commissions charged by Brown Brothers Harriman & Co. to the Portfolio and to its other customers and information concerning the prevailing level of commissions charged by other qualified brokers. In addition, the procedures pursuant to which Brown Brothers Harriman & Co. effects brokerage transactions for the Portfolio are reviewed and approved no less often than annually by a majority of the non-interested Trustees of the Portfolio.

         For the fiscal year ended October 31, 1996, total transactions with a principal value of $49,619,514 were effected for the Portfolio of which transactions with a principal value of $13,569,026 were effected by Brown Brothers Harriman & Co. which involved payments of commissions to Brown Brothers Harriman & Co. of $43,787.

         For the fiscal year ended October 31, 1997, total transactions with a principal value of $44,404,234 were effected for the Portfolio of which transactions with a principal value of $18,399,202 were effected by Brown Brothers Harriman & Co. which involved payments of commissions to Brown Brothers Harriman & Co. of $55,627.


         For the fiscal year ended October 31, 1998, total transactions with a principal value of $ 185,464,712 were effected for the Portfolio of which transactions with a principal value of $52,600,000 were effected by Brown Brothers Harriman & Co. which involved payments of commissions to Brown Brothers Harriman & Co. of $70,002.


         A portion of the transactions for the Portfolio are executed through qualified brokers other than Brown Brothers Harriman & Co. In selecting such brokers, the Investment Adviser may consider the research and other investment information provided by such brokers. Research services provided by brokers to which Brown Brothers Harriman & Co. has allocated brokerage business in the past include economic statistics and forecasting services, industry and company analyses, portfolio strategy services, quantitative data, and consulting services from economists and political analysts. Research services furnished by brokers are used for the benefit of all the Investment Adviser's clients and not solely or necessarily for the benefit of the Portfolio. The Investment Adviser believes that the value of research services received is not determinable nor does such research significantly reduce its expenses. The Portfolio does not reduce the fee paid to the Investment Adviser by any amount that might be attributable to the value of such services.

         The Investment Adviser may direct a portion of the Portfolio's securities transactions to certain unaffiliated brokers which in turn use a portion of the commissions they receive from the Portfolio to pay other unaffiliated service providers on behalf of the Portfolio for services provided for which the Portfolio would otherwise be obligated to pay. Such commissions paid by the Portfolio are at the same rate paid to other brokers for effecting similar transactions in listed equity securities.

         A committee, comprised of officers and partners of Brown Brothers Harriman & Co. who are portfolio managers of some of Brown Brothers Harriman & Co.'s managed accounts (the "Managed Accounts"), evaluates semi-annually the nature and quality of the brokerage and research services provided by brokers, and, based on this evaluation, establishes a list and projected ranking of preferred brokers for use in determining the relative amounts of commissions to be allocated to such brokers. However, in any semi-annual period, brokers not on the list may be used, and the relative amounts of brokerage commissions paid to the brokers on the list may vary substantially from the projected rankings.

         The Trustees of the Portfolio review regularly the reasonableness of commissions and other transaction costs incurred for the Portfolio in light of facts and circumstances deemed relevant from time to time and, in that connection, receive reports from the Investment Adviser and published data concerning transaction costs incurred by institutional investors generally.

         Over-the-counter purchases and sales are transacted directly with principal market makers, except in those circumstances in which, in the judgment of the Investment Adviser, better prices and execution of orders can otherwise be obtained. If the Portfolio effects a closing transaction with respect to a futures or option contract, such transaction normally would be executed by the same broker-dealer who executed the opening transaction. The writing of options by the Portfolio may be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options which the Portfolio may write may be affected by options written by the Investment Adviser for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

         On those occasions when Brown Brothers Harriman & Co. deems the purchase or sale of a security to be in the best interests of the Portfolio as well as other customers, Brown Brothers Harriman & Co., to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for the Portfolio with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions, if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction are made by Brown Brothers Harriman & Co. in the manner it considers to be most equitable and consistent with its fiduciary obligations to its customers, including the Portfolio. In some instances, this procedure might adversely affect the Portfolio.

ADDITIONAL INFORMATION
------------------------------------------------------------------------
         As used in this Statement of Additional Information and the Prospectus, the term "majority of the outstanding voting securities" (as defined in the 1940
Act) currently means the vote of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or represented by proxy; or
(ii) more than 50% of the outstanding voting securities, whichever is less.

         Fund shareholders receive semi-annual reports containing unaudited financial statements and annual reports containing financial statements audited by independent auditors.

     Other mutual funds or institutional investors may invest in the Portfolio on the same terms and conditions as the Fund. However, these other investors may have different sales commissions and other operating expenses which may generate different aggregate performance results. Information concerning other investors in the Portfolio is available from Brown Brothers Harriman & Co.
     The Corporation may withdraw the Fund's investment in the Portfolio as a result of certain changes in the Portfolio's investment objective, policies or restrictions or if the Board of Directors of the Corporation determines that it is otherwise in the best interests of the Fund to do so. Upon any such withdrawal, the Board of Directors of the Corporation would consider what action might be taken, including the investment of all of the assets of the Fund in another pooled investment entity or the retaining of an investment adviser to manage the Fund's assets in accordance with the investment policies of the Portfolio In the event the Directors of the Corporation were unable to accomplish either, the Directors will determine the best course of action.

     With respect to the securities offered by the Prospectus, this Statement of Additional Information and the Prospectus do not contain all the information included in the Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933. Pursuant to the rules and regulations of the Securities and Exchange Commission, certain portions have been omitted. The Registration Statement including the exhibits filed therewith may be examined at the office of the Securities and Exchange Commission in Washington, D.C.

     Statements contained in this Statement of Additional Information and the Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement. Each such statement is qualified in all respects by such reference.

FINANCIAL STATEMENTS
------------------------------------------------------------------------

         The Annual Report of the Fund dated October 31, 1998 has been filed with the Securities and Exchange Commission pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder and is hereby incorporated herein by reference. A copy of the Annual Report which also contains performance information will be provided without charge to each person receiving this Statement of Additional Information.

STATEMENT OF ADDITIONAL INFORMATION

                     THE 59 WALL STREET EUROPEAN EQUITY FUND
                  THE 59 WALL STREET PACIFIC BASIN EQUITY FUND
                   21 Milk Street, Boston, Massachusetts 02109

-------------------------------------------------------------------

         The 59 Wall Street European Equity Fund (the "European Equity Fund") and The 59 Wall Street Pacific Basin Equity Fund (the "Pacific Basin Equity Fund") (each a "Fund" and collectively the "Funds") are separate portfolios of The 59 Wall Street Fund, Inc. (the "Corporation"), a management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Each Fund is designed to enable investors to participate in the opportunities available in foreign equity markets. The investment objective of each Fund is to provide investors with long-term maximization of total return, primarily through capital appreciation. There can be no assurance that a Fund's investment objective will be achieved.


         Brown Brothers Harriman & Co. is each Fund's investment adviser (the "Investment Adviser"). This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus dated March 1, 1999, a copy of which may be obtained from the Corporation at the address noted above.



                                Table of Contents
                                                                                        Cross-Reference
                                                                      Page              to Page in Prospectus

Investments
         Investment Objective and Policies  .  .  .  .  .               3                 2
         Investment Restrictions   .  .  .  .  .  .  .  .               9
Management
         Directors and Officers .  .  .  .  .  .  .  .  .              12
         Investment Adviser  .  .  .  .  .  .  .  .  .  .              15                 9
         Administrator .  .  .  .  .  .  .  .  .  .  .  .              17
         Distributor   .  .  .  .  .  .  .  .  .  .  .  .              18
         Shareholder Servicing Agent,
         Financial Intermediaries and Eligible Institutions         19-20
         Custodian, Transfer and Dividend Disbursing Agent             20
         Independent Auditors                                          21
Net Asset Value; Redemption in Kind   .  .  .  .                       21               10
Computation of Performance   .  .  .  .  .  .  .                       22
Purchases and Redemptions                                              24

                                Table of Contents

                                                              Page

Federal Taxes .  .  .  .  .  .  .  .  .  .  .  .              24
Description of Shares  .  .  .  .  .  .  .  .  .              28
Portfolio Brokerage Transactions .  .  .  .  .  .  .  .  .    30
Financial Statements   .  .  .  .  .  .  .  .  .              32


             The date of this Statement of Additional Information is
                                 March 1, 1999.

INVESTMENT OBJECTIVE AND POLICIES
-----------------------------------------------------------------

         The following supplements the information contained in the Prospectus concerning the investment objective, policies and techniques of each Fund.


                               Equity Investments

     Equity investments may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time and to receive interest or dividends until the holder elects to convert. The provisions of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holder's claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holder's claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

                              Domestic Investments

     The assets of the Funds are not invested in domestic securities (other than short-term instruments), except temporarily when extraordinary circumstances prevailing at the same time in a significant number of foreign countries render investments in such countries inadvisable.

                                Options Contracts

     Options on Stock. Subject to applicable laws and regulations and solely as a hedge against changes in the market value of portfolio securities or securities intended to be purchased, put and call options on stocks may be purchased for a Fund, although in each case the current intention is not to do so in such a manner that more than 5% of a Fund's net assets would be at risk. A call option on a stock gives the purchaser of the option the right to buy the underlying stock at a fixed price at any time during the option period. Similarly, a put option gives the purchaser of the option the right to sell the underlying stock at a fixed price at any time during the option period. To liquidate a put or call option position, a "closing sale transaction" may be made for a Fund at any time prior to the expiration of the option which involves selling the option previously purchased.

     Covered call options may also be sold (written) on stocks for a Fund, although in each case the current intention is not to do so. A call option is "covered" if the writer owns the underlying security.

     Over-the-counter options ("OTC Options") purchased are treated as not readily marketable.

     Options on Stock Indexes. Subject to applicable laws and regulations and solely as a hedge against changes in the market value of portfolio securities or securities intended to be purchased, put and call options on stock indexes may be purchased for a Fund, although the current intention is not to do so in a manner that more than 5% of a Fund=s net assets would be at risk. A stock index fluctuates with changes in the market values of the stocks included in the index. Examples of stock indexes are the Standard & Poor's 500 Stock Index (Chicago Board of Options Exchange), the New York Stock Exchange Composite Index (New York Stock Exchange), The Financial Times-Stock Exchange 100 (London Traded Options Market), the Nikkei 225 Stock Average (Osaka Securities Exchange) and Tokyo Stock Price Index (Tokyo Stock Exchange).

     Options on stock indexes are generally similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a fixed price ("strike price"), an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the strike price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier". Receipt of this cash amount depends upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the price of the option. The amount of cash received is equal to such difference between the closing price of the index and the strike price of the option expressed in U.S. dollars or a foreign currency, as the case may be, times a specified multiple. The effectiveness of purchasing stock index options as a hedging technique depends upon the extent to which price movements in the portion of the securities portfolio of a Fund being hedged correlate with price movements of the stock index selected. The value of an index option depends upon future movements in the level of the overall stock market measured by the underlying index before the expiration of the option. Accordingly, the successful use of options on stock indexes for a Fund is subject to the Investment Adviser's ability both to select an appropriate index and to predict future price movements over the short term in the overall stock market. Brokerage costs are incurred in the purchase of stock index options and the incorrect choice of an index or an incorrect assessment of future price movements may result in poorer overall performance than if a stock index option had not been purchased.

     Options on Currencies. Subject to applicable laws and regulations and solely as a hedge against changes in the market value of portfolio securities or securities intended to be purchased, put and call options on currencies may be purchased for a Fund, although the current intention is not to do so in a manner that more than 5% of a Fund=s net assets would be at risk. A call option on a currency gives the purchaser of the option the right to buy the underlying currency at a fixed price, either at any time during the option period (American style) or on the expiration date (European style). Similarly, a put option gives the purchaser of the option the right to sell the underlying currency at a fixed price, either at any time during the option period or on the expiration date. To liquidate a put or call option position, a "closing sale transaction" may be made for a Fund at any time prior to the expiration of the option, such a transaction involves selling the option previously purchased. Options on currencies are traded both on recognized exchanges (such as the Philadelphia Options Exchange) and over-the counter. The value of a currency option purchased for a Fund depends upon future changes in the value of that currency before the expiration of the option. Accordingly, the successful use of options on currencies for a Fund is subject to the Investments Adviser's ability to predict future changes in the value of currencies over the short term. Brokerage costs are incurred in the purchase of currency options and an incorrect assessment of future changes in the value of currencies may result in a poorer overall performance than if such a currency had not been purchased.

                                Futures Contracts

      Futures Contracts on Stock Indexes. Subject to applicable laws and regulations and solely as a hedge against changes in the market value of portfolio securities or securities intended to be purchased, futures contracts on stock indexes ("Futures Contracts") may be entered into for a Fund. Futures contracts on foreign currencies may also be entered into for each Fund, although in each case the current intention is not to do so.

      In order to assure that a Fund is not deemed a "commodity pool" for purposes of the Commodity Exchange Act, regulations of the Commodity Futures Trading Commission ("CFTC") require that each Fund enter into transactions in futures contracts and options on futures contracts only (i) for bona fide hedging purposes (as defined in CFTC regulations), or (ii) for non-hedging purposes, provided that the aggregate initial margin and premiums on such non-hedging positions does not exceed 5% of the liquidation value of a Fund's assets.

      Futures Contracts provided for the making and acceptance of a cash settlement based upon changes in the value of an index of stocks and are used to hedge against anticipated future changes in overall stock market prices which otherwise might either adversely affect the value of securities held for a Fund or adversely affect the prices of securities which are intended to be purchased at a later date for a Fund. A Futures Contract may also be entered into to close out or offset an existing futures position.

      In general, each transaction in Futures Contracts involves the establishment of a position which is expected to move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures position taken for a Fund would rise in value by an amount which approximately offsets the decline in value of the portion of that Fund's investments that is being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of Futures Contracts may not be achieved or a loss may be realized. There is also the risk of a potential lack of liquidity in the secondary market.

      The effectiveness of entering into Futures Contracts as a hedging technique depends upon the extent to which price movements in the portion of the securities portfolio of a Fund being hedged correlate with price movements of the stock index selected. The value of a Futures Contract depends upon future movements in the level of the overall stock market measured by the underlying index before the closing out of the Futures Contract. Accordingly, the successful use of Futures Contracts for a Fund is subject to the Investment Adviser's ability both to select an appropriate index and to predict future price movements over the short term in the overall stock market. The incorrect choice of an index or an incorrect assessment of future price movements over the shore term in the overall stock market may result in poorer overall performance than if a Futures Contract had not been purchased. Brokerage costs are incurred in entering into and maintaining Futures Contracts.

      When a Fund enters into a Futures Contract, it may be initially required to deposit with that Fund's custodian, in a segregated account in the name of the broker performing the transaction, an "initial margin" of cash, U.S.
Government securities or other high grade short-term obligations equal to approximately 3% of the contract amount. Initially margin requirements are established by the exchanges on which Futures Contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges. Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the Futures Contract which will be returned upon the proper termination of the Futures Contract. The margin deposits made are marked to market daily and a Fund may be required to make subsequent deposits of cash or eligible securities called "variation margin", with that Fund's futures contract clearing broker, which are reflective of price fluctuations in the Futures Contract.

      Currently, investments in Futures Contracts on non-U.S. stock indexes by U.S. investors, such as the Funds, can be purchased on such non-U.S. stock indexes as the Osaka Stock Exchange (OSE), Tokyo Stock Exchange (TSE), Hong Kong Futures Exchange (HKFE), Singapore International Monetary Exchange (SIMEX), London International Financial Futures and Options Exchange (LIFFE), Marche a Terme International de France (MATIF), Sydney Futures Exchange Ltd. (SFE), Meff Sociedad Rectora de Productos Financieros Derivados de Renta Variable, S.A. (MEFF RENTA VARIABLE), Deutsche Terminbsrse (DTB), Italian Stock Exchange (ISE), The Amsterdam Exchange (AE), and London Securities and Derivatives Exchange, Ltd. (OMLX).

      Exchanges may limit the amount by which the price of a Futures Contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased.

      Another risk which may arise in employing Futures Contracts to protect against the price volatility of portfolio securities is that the prices of an index subject to Futures Contracts (and thereby the Futures Contract prices) may correlate imperfectly with the behavior of the cash prices of a Fund's portfolio securities. Another such risk is that the price of the Futures Contract may not move in tandem with the change in overall stock market prices against which that Fund seeks a hedge.

                          Loans of Portfolio Securities

     Loans up to 30% of the total value of the securities of a Fund are permitted. Securities of a Fund may be loaned if such loans are secured continuously by cash or equivalent liquid short term securities as collateral or by an irrevocable letter of credit in favor of a Fund at least equal at all times to 100% of the market value of the securities loaned plus accrued income. By lending the securites of a Fund, that Fund=s income can be increased by that Fund=s continuing to receive income on the loaned securities as well as by the opportunity for that Fund to receive income on the collateral. All or any portion of interest earned on invested collateral may be paid to the borrower. Loans are subject to termination by the Corporation in the normal settlement time, currently three business days after notice, or by the borrower on one day's notice. Borrowed securities are returned when the loan is terminated. Any appreciation or depreciation in the market price of the borrowed securities which occurs during the term of the loan inures to the Fund and its shareholders. Reasonable finders' and custodial fees may be paid in connection with a loan. In addition, all facts and circumstances, including the creditworthiness of the borrowing financial institution, are considered before a loan is made and no loan is made in excess of one year. There is the risk that a borrowed security may not be returned to a Fund. Securities of a Fund are not loaned to Brown Brothers Harriman & Co. or to any affiliate of the Corporation or Brown Brothers Harriman & Co.

                             Short-Term Investments

     Although it is intended that the assets of each Fund stay invested in the securities described above and in the Prospectus to the extent practical in light of that Fund's investment objective and long-term investment perspective, a Fund's assets may be invested in short-term instruments to meet anticipated expenses or for day-to-day operating purposes and when, in the Investment Adviser's opinion, it is advisable to adopt a temporary defensive position because of unusual and adverse conditions affecting the equity markets. In addition, when a Fund experiences large cash inflows through issuance of new shares or the sale of portfolio securities, and desirable equity securities that are consistent with that Fund's investment objective are unavailable in sufficient quantities, assets of that Fund may be held in short-term investments for a limited time pending availability of such equity securities. Short-term instruments consist of foreign and domestic: (i) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities rated A or higher by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("Standard & Poor's"), or if unrated are of comparable quality in the opinion of the Investment Adviser; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and
(v) repurchase agreements. Time deposits with a maturity of more than seven days are treated as not readily marketable. At the time a Fund's assets are invested in commercial paper, bank obligations or repurchase agreements, the issuer must have outstanding debt rated A or higher by Moody's or Standard & Poor's; the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by Standard & Poor's; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the Investment Adviser. The assets may be invested in non-U.S. dollar denominated and U.S. dollar denominated bank deposits and short-term instruments, including U.S. dollar denominated repurchase agreements. Cash is held for each Fund in demand deposit accounts with the Funds= custodian bank.

                              Government Securities

     The assets of each Fund may be invested in securities issued by the U.S. Government or sovereign foreign governments, their agencies or instrumentalities. These securities include notes and bonds, zero coupon bonds and stripped principal and interest securities.

                              Restricted Securities

     Securities that have legal or contractual restrictions on their resale may be acquired for a Fund. The price paid for these securities, or received upon resale, may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuation of these securities for a Fund reflects any limitation on their liquidity.

                              Repurchase Agreements

     Repurchase agreements may be entered into for a Fund only with a "primary dealer" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. This is an agreement in which the seller (the "Lender") of a security agrees to repurchase from a Fund the security sold at a mutually agreed upon time and price. As such, it is viewed as the lending of money to the Lender. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. The rate is effective for the period of time assets of a Fund are invested in the agreement and is not related to the coupon rate on the underlying security. The period of these repurchase agreements is usually short, from overnight to one week. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of one week from the effective date of the repurchase agreement. A Fund always receives as collateral securities which are issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Collateral is marked to the market daily and has a market value, including accrued interest, at least equal to 100% of the dollar amount invested on behalf of that Fund in each agreement along with accrued interest. Payment for such securities is made for that Fund only upon physical delivery or evidence of book entry transfer to the account of State Street Bank and Trust Company (the "Custodian"). If the Lender defaults, a Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the Lender, realization upon the collateral on behalf of a Fund may be delayed or limited in certain circumstances.

                   When-Issued and Delayed Delivery Securities

     Securities may be purchased for a Fund on a when-issued or delayed delivery basis. For example, delivery and payment may take place a month or more after the date of the transaction. The purchase price and the interest rate payable on the securities, if any, are fixed on the transaction date. The securities so purchased are subject to market fluctuation and no income accrues to a Fund until delivery and payment take place. At the time the commitment to purchase securities for a Fund on a when-issued or delayed delivery basis is made, the transaction is recorded and thereafter the value of such securities is reflected each day in determining that Fund's net asset value. At the time of its acquisition, a when-issued or delayed delivery security may be valued at less than the purchase price. Commitments for such when-issued or delayed delivery securities are made only when there is an intention of actually acquiring the securities. On delivery dates for such transactions, such obligations are met from maturities or sales of securities and/or from cash flow. If the right to acquire a when-issued or delayed delivery security is disposed of prior to its acquisition, a Fund could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. When-issued or delayed delivery commitments for a Fund may not be entered into if such commitments exceed in the aggregate 15% of the market value of that Fund's total assets, less liabilities other than the obligations created by when-issued or delayed delivery commitments.

                          Investment Company Securities

         Subject to applicable statutory and regulatory limitations, the assets of each Fund may be invested in shares of other investment companies. Under the 1940 Act, assets of either Fund may be invested in shares of other investment companies in connection with a merger, consolidation, acquisition or reorganization or if immediately after such investment (i) 10% or less of the market value of that Fund's total assets would be so invested, (ii) 5% or less of the market value of that Fund's total assets would be invested in the shares of any one such company, and (iii) 3% or less of the total outstanding voting stock of any other investment company would be owned by that Fund. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.


                        Additional Investment Information

         In response to adverse market, economic, political or other conditions, the Investment Adviser may make temporary investments for the Funds that are not consistent with its investment objective and principal investment strategies. Such investments may prevent the Funds from achieving their investment objective.

INVESTMENT RESTRICTIONS
-------------------------------------------------------------------

Each Fund is operated under the following investment restrictions which are deemed fundamental policies and may be changed only with the approval of the holders of a "majority of that Fund's outstanding voting securities" (as defined in the 1940 Act). (See "Additional Information".)


Except that the Corporation may invest all of each Fund's assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund, the Corporation, with respect to the Funds, may not:

(1) borrow money or mortgage or hypothecate its assets, except that in an amount not to exceed 1/3 of the current value of its net assets, it may borrow money as a temporary measure for extraordinary or emergency purposes, and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money will be borrowed only from banks and only either to accommodate requests for the redemption of Fund shares while effecting an orderly liquidation of portfolio securities or to maintain liquidity in the event of an unanticipated failure to complete a portfolio security transaction or other similar situations), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute;



(2) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

(3) write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the purchase, ownership, holding or sale of warrants where the grantor of the warrants is the issuer of the underlying securities, or (ii) the purchase, ownership, holding or sale of futures and options, other than the writing of put options;



(4) underwrite securities issued by other persons except insofar as it may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security;



(5) make loans to other persons except (a) through the lending of its portfolio securities and provided that any such loans not exceed 30% of its net assets (taken at market value), (b) through the use of repurchase agreements or the purchase of short-term obligations and provided that not more than 10% of its net assets is invested in repurchase agreements maturing in more than seven days, or (c) by purchasing, subject to the limitation in paragraph (6) below, a portion of an issue of debt securities of types commonly distributed privately to financial institutions, for which purposes the purchase of short-term commercial paper or a portion of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan;



(6) knowingly invest in securities which are subject to legal or contractual restrictions on resale (other than repurchase agreements maturing in not more than seven days) if, as a result thereof, more than 10% of its net assets (taken at market value) would be so invested (including repurchase agreements maturing in more than seven days);



(7) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities is reserved);



(8) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of its net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time (it is the present intention of management to make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes; such sales would not be made of securities subject to outstanding options);

(9) concentrate its investments in any particular industry, but if it is deemed appropriate for the achievement of its investment objective, up to 25% of its assets, at market value at the time of each investment, may be invested in any one industry, except that positions in futures or option contracts shall not be subject to this restriction;



(10) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction; or



(11) invest more than 5% of its total assets in the securities or obligations of any one issuer (other than U.S. Government obligations) or more than 10% of its total assets in the outstanding voting securities of any one issuer; provided, however, that up to 25% of its total assets may be invested without regard to this restriction, and provided further, that neither Fund shall be subject to this restriction.



     Non-Fundamental Restrictions. The Corporation, on behalf of each Fund, may not as a matter of operating policy (except that the Corporation may invest all of each Fund's assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund): (i) purchase securities of any investment company if such purchase at the time thereof would cause more than 10% of its total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers or would cause more than 3% of the outstanding voting securities of any such issuer to be held for it;
(ii) invest more than 10% of its net assets (taken at the greater of cost or market value) in restricted securities; or (iii) invest less than 65% of the value of the total assets of each Fund in equity securities of companies based in countries in which that Fund may invest. For these purposes, equity securities are defined as common stock, securities convertible into common stock, rights and warrants, and include securities purchased directly and in the form of American Depository Receipts, Global Depository Receipts or other similar securities representing common stock of foreign-based companies. These policies are not fundamental and may be changed for a Fund without shareholder approval.



     Percentage and Rating Restrictions. If a percentage or rating restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the portfolio securities or a later change in the rating of a portfolio security is not considered a violation of policy.

DIRECTORS AND OFFICERS
-------------------------------------------------------------------

     The Directors, in addition to supervising the actions of the Administrator, Investment Adviser and Distributor of each Fund, as set forth below, decide upon matters of general policy. Because of the services rendered to the Corporation by the Investment Adviser and the Administrator, the Corporation itself requires no employees other than its officers, none of whom, other than the Chairman, receive compensation from the Funds and all of whom, other than the Chairman, are employed by 59 Wall Street Administrators.

     The Directors and executive officers of the Corporation, their principal occupations during the past five years (although their titles may have varied during the period) and business addresses are:



                          DIRECTORS OF THE CORPORATION



     J.V. SHIELDS, JR.* -- Chairman of the Board and Director; Trustee of The 59 Wall Street Trust; Managing Director, Chairman and Chief Executive Officer of Shields & Company; Chairman and Chief Executive Officer of Capital Management Associates, Inc.; Director of Flowers Industries, Inc.(1) His business address is Shields & Company, 140 Broadway, New York, NY 10005.



     EUGENE P. BEARD** -- Director; Trustee of The 59 Wall Street Trust; Vice Chairman - Finance and Operations of The Interpublic Group of Companies. His business address is The Interpublic Group of Companies, Inc., 1271 Avenue of the Americas, New York, NY 10020.



     DAVID P. FELDMAN** -- Director; Trustee of The 59 Wall Street Trust; Retired; Chairman and Chief Executive Officer - AT&T Investment Management Corporation (prior to October 1997); Director of Dreyfus Mutual Funds, Equity Fund of Latin America, New World Balanced Fund, India Magnum Fund, and U.S. Prime Properties Inc.; Trustee of Corporate Property Investors. His business address is 3 Tall Oaks Drive, Warren, NJ 07059.



     ALAN G. LOWY** -- Director; Trustee of The 59 Wall Street Trust; President of Lowy Industries (since August 1998); Secretary of the Los Angeles County Board of Investments (prior to March 1995). His business address is 4111 Clear Valley Drive, Encino, CA 91436.

     ARTHUR D. MILTENBERGER** -- Director; Trustee of The 59 Wall Street Trust; Vice President and Chief Financial Officer of Richard K. Mellon and Sons; Treasurer of Richard King Mellon Foundation; Director of Vought Aircraft Corporation (prior to September 1994), Caterair International (prior to April
1994); Member of Advisory Committee of Carlyle Group and Pittsburgh Seed Fund and Valuation Committee of Morgenthaler Venture Funds(2). His business address is Richard K. Mellon and Sons, P.O. Box RKM, Ligonier, PA 15658.

                           OFFICERS OF THE CORPORATION



     PHILIP W. COOLIDGE -- President; Chief Executive Officer and President of Signature Financial Group, Inc. ("SFG"), 59 Wall Street Distributors, Inc. ("59 Wall Street Distributors") and 59 Wall Street Administrators, Inc. ("59 Wall Street Administrators").



     JAMES E. HOOLAHAN -- Vice President; Senior Vice President of SFG.



     JOHN R. ELDER -- Treasurer; Vice President of SFG (since April 1995); Treasurer of Phoenix Family of Mutual Funds (prior to April 1995).



     LINDA T. GIBSON -- Secretary; Senior Vice President and Secretary of SFG; Secretary of 59 Wall Street Distributors and 59 Wall Street Administrators.



     MOLLY S. MUGLER -- Assistant Secretary; Legal Counsel and Assistant Secretary of SFG; Assistant Secretary of 59 Wall Street Distributors and 59 Wall Street Administrators.



     CHRISTINE A. DRAPEAU - Assistant Secretary; Vice President of SFG (since January 1996); Paralegal and Compliance Officer, various financial companies
(July 1992 to January 1996); Graduate Student, Bentley College (prior to December 1994).



     * Mr. Shields is an "interested person: of the Corporation because of his affiliation with a registered broker-dealer.

** These Directors are members of the Audit Committee of the Corporation

     (1)Shields  & Company,  Capital  Management  Associates,  Inc.  and Flowers
Industries, Inc, with which Mr. Shields is associated, are a registered broker-dealer and a member of the New York Stock Exchange, a registered investment adviser, and a diversified food company, respectively.

(2)Richard K. Mellon and Sons, Richard King Mellon Foundation, Vought Aircraft Corporation, Caterair International, The Carlyle Group and Morgenthaler Venture Funds, with which Mr. Miltenberger is or has been associated, are a private foundation, a private foundation, a business development firm, an aircraft manufacturer, an airline food services company, a merchant bank, and a venture capital partnership, respectively.

         Each Director and officer listed above holds the equivalent position with The 59 Wall Street Trust. The address of each officer is 21 Milk Street, Boston, Massachusetts 02109. Messrs. Coolidge, Hoolahan and Elder and Mss. Gibson, Mugler and Drapeau also hold similar positions with other investment companies for which affiliates of 59 Wall Street Distributors serve as the principal underwriter.

     Except for Mr. Shields, no Director is an "interested person" of the Corporation as that term is defined in the 1940 Act.



Directors of the Corporation

         The Directors of the Corporation receive a base annual fee of $15,000 (except the Chairman who receives a base annual fee of $20,000) which is paid jointly by all series of the Corporation and The 59 Wall Street Trust and allocated among the series based upon their respective net assets. In addition, each series which has commenced operations pays an annual fee to each Director of $1,000.



                                                                                Compensation
                                            Pension or                          from the
                                            Retirement        Estimated         Corporation
                           Aggregate        Benefits Accrued  Annual            and Fund
Name of Person,            Compensation     as Part of        Benefits upon     Complex* Paid
Position                   from the Corp.   Fund Expenses     Retirement        to Directors

J.V. Shields, Jr.,         $12,450          none              none              $31,000
Director

Eugene P. Beard,           $11,337          none              none               26,000
Director

David P. Feldman,          $11,337          none              none               26,000
Director

Alan G. Lowy,              $11,337          none              none               26,000
Director

Arthur D. Miltenberger,    $11,337          none              none               26,000
Director


* The Fund Complex consists of the Corporation and The 59 Wall Street Trust which currently consists of four series.

         By virtue of the responsibilities assumed by Brown Brothers Harriman & Co. under the Investment Advisory Agreement and the Administration Agreement (see "Investment Adviser" and "Administrator"), the Corporation itself requires no employees other than its officers, and none of its officers devote full time to the affairs of the Corporation or, other than the Chairman, receive any compensation from a Fund.




         As of January 31, 1999, the Corporation's Directors and officers as a group beneficially owned less than 1% of the outstanding shares of the Corporation. At the close of business on that date, no person, to the knowledge of the management, owned beneficially more than 5% of the outstanding shares of a Fund except that [ ] owned [ ] shares of the Pacific Basin Equity Fund. However, as of that date, partners of Brown Brothers Harriman & Co. and their immediate families owned [ ] and [ ] shares, respectively, of the European Equity Fund and the Pacific Basin Equity Fund. Also, Brown Brothers Harriman & Co. Employee Pension Plan on that date held [ ] and [ ] shares, respectively, of the European Equity Fund and the Pacific Basin Equity Fund. Brown Brothers Harriman & Co. and its affiliates separately are able to direct the disposition of an additional [ ] and [ ] shares, respectively, of the European Equity Fund and the Pacific Basin Equity Fund, as to which shares Brown Brothers Harriman & Co. disclaims beneficial ownership.




INVESTMENT ADVISER

-------------------------------------------------------------------



         Under its Investment Advisory Agreement with the Corporation, subject to the general supervision of the Corporation's Directors and in conformance with the stated policies of each Fund, Brown Brothers Harriman & Co. provides investment advice and portfolio management services to each Fund. In this regard, it is the responsibility of Brown Brothers Harriman & Co. to make the day-to-day investment decisions for each Fund, to place the purchase and sale orders for the portfolio transactions of each Fund and to manage, generally, each Fund's investments.

         The Investment Advisory Agreement between Brown Brothers Harriman & Co. and the Corporation is dated September 5, 1990 as amended and restated November 1, 1993. The agreement remains in effect for two years from its date and thereafter, but only so long as such agreement is specifically approved with respect to each Fund at least annually (i) by a vote of the holders of a "majority of that Fund's outstanding voting securities" (as defined in the 1940
Act) or by the Corporation's Directors, and (ii) by a vote of a majority of the Directors of the Corporation who are not parties to that Investment Advisory Agreement or "interested persons" (as defined in the 1940 Act) of the Corporation ("Independent Directors"), cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement was most recently approved by the Independent Directors on November 10, 1998. The Investment Advisory Agreement terminates automatically if assigned and is terminable with respect to each Fund at any time without penalty by a vote of a majority of the Directors of the Corporation or by a vote of the holders of a "majority of that Fund's outstanding voting securities" (as defined in the 1940
Act) on 60 days' written notice to Brown Brothers Harriman & Co. and by Brown Brothers Harriman & Co. on 90 days' written notice to the Corporation. (See "Additional Information".)

         With respect to the European Equity Fund, the investment advisory fee paid to the Investment Adviser is calculated daily and paid monthly at an annual rate equal to 0.65% of that Fund's average daily net assets. For the fiscal years ended October 31, 1996, 1997 and 1998, the Fund incurred $847,451, $1,012,388 and $1,045,922, respectively, for advisory services.

         With respect to the Pacific Basin Equity Fund, the investment advisory fee paid to the Investment Adviser is calculated daily and paid monthly at an annual rate equal to 0.65% of that Fund's average daily net assets. For the fiscal years ended October 31, 1996, 1997 and 1998, the Fund incurred $924,243, $931,879 and $281,852, respectively, for advisory services.


     The investment advisory services of Brown Brothers Harriman & Co. to each Fund are not exclusive under the terms of the Investment Advisory Agreements. Brown Brothers Harriman & Co. is free to and does render investment advisory services to others, including other registered investment companies.

     Pursuant to a license agreement between the Corporation and Brown Brothers Harriman & Co. dated September 5, 1990, as amended as of December 15, 1993, the Corporation may continue to use in its name "59 Wall Street", the current and historic address of Brown Brothers Harriman & Co. The agreement may be terminated by Brown Brothers Harriman & Co. at any time upon written notice to the Corporation upon the expiration or earlier termination of any investment advisory agreement between the Corporation or any investment company in which a series of the Corporation invests all of its assets and Brown Brothers Harriman & Co. Termination of the agreement would require the Corporation to change its name and the name of each Fund to eliminate all reference to "59 Wall Street".

     Pursuant to license agreements between Brown Brothers Harriman & Co. and each of 59 Wall Street Administrators and 59 Wall Street Distributors (each a "Licensee"), dated June 22, 1993 and June 8, 1990, respectively, each Licensee may continue to use in its name "59 Wall Street", the current and historic address of Brown Brothers Harriman & Co., only if Brown Brothers Harriman & Co. does not terminate the respective license agreement, which would require the Licensee to change its name to eliminate all reference to "59 Wall Street".

     The Glass-Steagall Act prohibits certain financial institutions from engaging in the business of underwriting, selling or distributing securities and from sponsoring, organizing or controlling a registered open-end investment company continuously engaged in the issuance of its shares, such as the Funds. There is presently no controlling precedent prohibiting financial institutions such as Brown Brothers Harriman & Co. from performing investment advisory, administrative or shareholder servicing/eligible institution functions. If Brown Brothers Harriman & Co. were to terminate its Investment Advisory Agreement with the Corporation or were prohibited from acting in such capacity, it is expected that the Directors would recommend to the shareholders that they approve a new investment advisory agreement for each Fund with another qualified adviser. If Brown Brothers Harriman & Co. were to terminate its Eligible Institution Agreement or Administration Agreement with the Corporation or were prohibited from acting in any such capacity, its customers would be permitted to remain shareholders of the Corporation and alternative means for providing shareholder services or administrative services, as the case may be, would be sought. In such event, although the operation of the Corporation might change, it is not expected that any shareholders would suffer any adverse financial consequences. However, an alternative means of providing shareholder services might afford less convenience to shareholders.

ADMINISTRATOR
-------------------------------------------------------------------

     Brown Brothers Harriman & Co. acts as Administrator for the Corporation.

     In its capacity as Administrator, Brown Brothers Harriman & Co. administers all aspects of the Corporation's operations subject to the supervision of the Corporation's Directors except as set forth below under "Distributor". In connection with its responsibilities as Administrator and at its own expense, Brown Brothers Harriman & Co. (i) provides the Corporation with the services of persons competent to perform such supervisory, administrative and clerical functions as are necessary in order to provide effective administration of the Corporation, including the maintenance of certain books and records; (ii) oversees the performance of administrative and professional services to the Corporation by others, including the Funds' Custodian, Transfer and Dividend Disbursing Agent; (iii) provides the Corporation with adequate office space and communications and other facilities; and (iv) prepares and/or arranges for the preparation, but does not pay for, the periodic updating of the Corporation's registration statement and each Fund's prospectus, the printing of such documents for the purpose of filings with the Securities and Exchange Commission and state securities administrators, and the preparation of tax returns for each Fund and reports to each Fund's shareholders and the Securities and Exchange Commission.


     The Administration Agreement between the Corporation and Brown Brothers Harriman & Co. (dated November 1, 1993) will remain in effect for two years from such date and thereafter, but only so long as such agreement is specifically approved at least annually in the same manner as the Investment Advisory Agreement. (See "Investment Adviser".) The Independent Directors most recently approved the Corporation's Administration Agreement on November 10, 1998. The agreement will terminate automatically if assigned by either party thereto and is terminable with respect to each Fund at any time without penalty by a vote of a majority of the Directors of the Corporation or by a vote of the holders of a "majority of the Corporation's outstanding voting securities" (as defined in the 1940 Act). (See "Additional Information".) The Administration Agreement is terminable by the Corporation's Directors or shareholders of the Corporation on 60 days' written notice to Brown Brothers Harriman & Co. and by Brown Brothers Harriman & Co. on 90 days' written notice to the Corporation.

     The administrative fee payable to Brown Brothers Harriman & Co. from each Fund is calculated daily and payable monthly at an annual rate equal to 0.15% of each Fund's average daily net assets. Prior to November 1, 1993, 59 Wall Street Distributors served as administrator for the Corporation and was paid monthly at an annual rate equal to 0.05% of each Fund's average daily net assets. For the fiscal years ended October 31, 1996, 1997 and 1998 the European Equity Fund incurred $195,566, $233,628 and $241,367, respectively, for administrative services. For the fiscal years ended October 31, 1996, 1997 and 1998, the Pacific Basin Equity Fund incurred $213,287, $215,035 and $65,043, respectively, for administrative services. Pursuant to a Subadministrative Services Agreement with Brown Brothers Harriman & Co., 59 Wall Street Administrators performs such subadministrative duties for the Corporation as are from time to time agreed upon by the parties. The offices of 59 Wall Street Administrators are located at 21 Milk Street, Boston, Massachusetts 02109. 59 Wall Street Administrators is a wholly-owned subsidiary of Signature Financial Group, Inc. ("SFG"). SFG is not affiliated with Brown Brothers Harriman & Co. 59 Wall Street Administrators' subadministrative duties may include providing equipment and clerical personnel necessary for maintaining the organization of the Corporation, participation in the preparation of documents required for compliance by the Corporation with applicable laws and regulations, preparation of certain documents in connection with meetings of Directors and shareholders of the Corporation, and other functions that would otherwise be performed by the Administrator as set forth above. For performing such subadministrative services, 59 Wall Street Administrators receives such compensation as is from time to time agreed upon but not in excess of the amount paid to the Administrator from the Funds.


DISTRIBUTOR
-------------------------------------------------------------------

     59 Wall Street Distributors acts as exclusive Distributor of shares of the Fund. Its office is located at 21 Milk Street, Boston, Massachusetts 02109. 59 Wall Street Distributors is a wholly-owned subsidiary of SFG. SFG and its affiliates currently provide administration and distribution services for other registered investment companies. The Corporation pays for the preparation, printing and filing of copies of the Corporation's registration statements and each Fund's prospectus as required under federal and state securities laws.

     59 Wall Street Distributors holds itself available to receive purchase orders for Fund shares.

     The Distribution Agreement (dated September 5, 1990, as amended and restated February 12, 1991) between the Corporation and 59 Wall Street Distributors remains in effect indefinitely, but only so long as such agreement is specifically approved at least annually in the same manner as the Investment Advisory Agreement. (See "Investment Adviser".) The Distribution Agreement was most recently approved by the Independent Directors of the Corporation on February 9, 1999. The agreement terminates automatically if assigned by either party thereto and is terminable with respect to each Fund at any time without penalty by a vote of a majority of the Directors of the Corporation or by a vote of the holders of a "majority of each Fund's outstanding voting securities" (as defined in the 1940 Act). (See "Additional Information".) The Distribution Agreement is terminable with respect to each Fund by the Corporation's Directors or shareholders of the Fund on 60 days' written notice to 59 Wall Street Distributors. The agreement is terminable by 59 Wall Street Distributors on 90 days' written notice to the Corporation.


SHAREHOLDER SERVICING AGENT
-------------------------------------------------------------------

     The Corporation has entered into a shareholder servicing agreement with Brown Brothers Harriman & Co. pursuant to which Brown Brothers Harriman & Co., as agent for the Funds, among other things: answers inquiries from shareholders of and prospective investors in the Funds regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected and certain other matters pertaining to the Funds; assists shareholders of and prospective investors in the Funds in designating and changing dividend options, account designations and addresses; and provides such other related services as the Corporation or a shareholder of or prospective investor in a Fund may reasonably request. For these services, Brown Brothers Harriman & Co. receives from each Fund an annual fee, computed daily and payable monthly, equal to 0.25% of that Fund's average daily net assets represented by shares owned during the period for which payment was being made by shareholders who did not hold their
shares    with    an    Eligible    Institution.

FINANCIAL    INTERMEDIARIES
-------------------------------------------------------------------

     From time to time, the Funds' Shareholder Servicing Agent enters into contracts with banks, brokers and other financial intermediaries ("Financial Intermediaries") pursuant to which a customer of the Financial Intermediary may place purchase orders for Fund shares through that Financial Intermediary which holds such shares in its name on behalf of that customer. Pursuant to such contract, each Financial Intermediary as agent with respect to shareholders of and prospective investors in the Funds who are customers of that Financial Intermediary, among other things: provides necessary personnel and facilities to establish and maintain certain shareholder accounts and records enabling it to hold, as agent, its customers' shares in its name or its nominee name on the shareholder records of the Corporation; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem shares of the Funds; provides periodic statements showing a customer's account balance and, to the extent practicable, integrates such information with information concerning other customer transactions otherwise effected with or through it; furnishes, either separately or on an integrated basis with other reports sent to a customer, monthly and annual statements and confirmations of all purchases and redemptions of Fund shares in a customer's account; transmits proxy statements, annual reports, updated prospectuses and other communications from the Corporation to its customers; and receives, tabulates and transmits to the Corporation proxies executed by its customers with respect to meetings of shareholders of the Funds. For these services, the Financial Intermediary receives such fees from the Shareholder Servicing Agent as may be agreed upon from time to time between the Shareholder Servicing Agent and such Financial Intermediary.

ELIGIBLE INSTITUTIONS
-------------------------------------------------------------------

     The Corporation enters into eligible institution agreements with banks, brokers and other financial institutions pursuant to which each financial institution, as agent for the Corporation with respect to shareholders of and prospective investors in the Funds who are customers with that financial institution, among other things: provides necessary personnel and facilities to establish and maintain certain shareholder accounts and records enabling it to hold, as agent, its customers' shares in its name or its nominee name on the shareholder records of the Corporation; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem shares of the Funds; provides periodic statements showing a customer's account balance and, to the extent practicable, integrates such information with information concerning other customer transactions otherwise effected with or through it; furnishes, either separately or on an integrated basis with other reports sent to a customer, monthly and annual statements and confirmations of all purchases and redemptions of Fund shares in a customer's account; transmits proxy statements, annual reports, updated prospectuses and other communications from the Corporation to its customers; and receives, tabulates and transmits to the Corporation proxies executed by its customers with respect to meetings of shareholders of the Funds. For these services, each financial institution receives from each Fund an annual fee, computed daily and payable monthly, equal to 0.25% of that Funds average daily net assets represented by shares owned during the period for which payment was being made by customers for whom the financial institution was the holder or agent of record.

CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT
-------------------------------------------------------------------

     State Street Bank and Trust Company ("State Street" or the "Custodian"), 225 Franklin Street, P.O. Box 351, Boston, Massachusetts 02110, is Custodian, Transfer and Dividend Disbursing Agent for each Fund.

     As Custodian, it is responsible for maintaining books and records of each Fund's portfolio transactions and holding each Fund's portfolio securities and cash pursuant to a custodian agreement with the Corporation. Cash is held for each Fund in demand deposit accounts at the Custodian. State Street employs subcustodians, each of which has been approved by the Board of Directors in accordance with the regulations of the Securities and Exchange Commission, for the purpose of providing custodial services for foreign assets held outside the United States for each Fund. The Board of Directors monitors the activities of the Custodian and each subcustodian. Subject to the supervision of the Administrator, the Custodian maintains each Fund's accounting and portfolio transaction records and for each day computes each Fund's net asset value. As Transfer and Dividend Disbursing Agent it is responsible for maintaining the books and records detailing the ownership of each Fund's shares.

INDEPENDENT AUDITORS
-------------------------------------------------------------------
Deloitte & Touche LLP are the independent auditors for the Funds.

NET ASSET VALUE; REDEMPTION IN KIND
-------------------------------------------------------------------

     The net asset value of each of a Fund's shares is determined each day the New York Stock Exchange is open for regular trading and New York banks are open for business. (As of the date of this Statement of Additional Information, such Exchange and banks are so open every weekday except for the following holidays:
New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.) This determination of net asset value of each share of a Fund is made once during each such day as of the close of regular trading on such Exchange by subtracting from the value of the total assets of a Fund the amount of its liabilities and dividing the difference by the number of shares of that Fund outstanding at the time the determination is made.

     The value of investments listed on a domestic securities exchange is based on the last sale prices as of the regular close of the New York Stock Exchange (which is currently 4:00 P.M., New York time) or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such Exchange. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time at which net assets are valued.

     Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing market rates available at the time of valuation.

     Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Corporation's Directors. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired for a Fund was more than 60 days, unless this is determined not to represent fair value by the Directors.

     Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the New York Stock Exchange and may also take place on days the New York Stock Exchange is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when a Fund's net asset value is calculated, such securities would be valued at fair value in accordance with procedures established by and under the general supervision of the Corporation's Directors.

     Subject to the Corporation's compliance with applicable regulations, the Corporation has reserved the right to pay the redemption price of shares of a Fund, either totally or partially, by a distribution in kind of portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Corporation has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Corporation is obligated with respect to any one investor during any 90 day period to redeem shares of a Fund solely in cash up to the lesser of $250,000 or 1% of that Fund's net assets at the beginning of such 90 day period.





COMPUTATION OF PERFORMANCE
-------------------------------------------------------------------

     The average  annual total return of a Fund is calculated  for any period by
(a) dividing (i) the sum of the aggregate net asset value per share on the last day of the period of shares purchased with a $1,000 payment on the first day of the period and the aggregate net asset value per share on the last day of the period of shares purchasable with dividends and capital gains distributions declared during such period with respect to shares purchased on the first day of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) $1,000, (b) raising the quotient to a power equal to 1 divided by the number of years in the period, and (c) subtracting 1 from the result.

     The total rate of return of a Fund for any specified period is calculated by (a) dividing (i) the sum of the aggregate net asset value per share on the last day of the period of shares purchased with a $1,000 payment on the first day of the period and the aggregate net asset value per share on the last day of the period of shares purchasable with dividends and capital gains distributions declared during such period with respect to shares purchased on the first day of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) $1,000, and (b) subtracting 1 from the result.


     The annualized average rate of return for the European Equity Fund and the Pacific Basin Equity Fund for the period November 1, 1990 (commencement of operations) to October 31, 1998 was 12.57% and 2.68%, respectively. The average annual rate of return for the European Equity Fund and the Pacific Basin Equity Fund for the fiscal year ended October 31, 1998 was 19.34% and -10.78%, respectively. The average annual rate of return for the European Equity Fund and the Pacific Basin Equity Fund for the five-year period ended October 31, 1998 was 13.50% and -6.04%, respectively.

     Performance calculations should not be considered a representation of the average annual or total rate of return of a Fund in the future since the rates of return are not fixed. Actual total rates of return and average annual rates of return depend on changes in the market value of, and dividends and interest received from, the investments held by a Fund and that Fund's expenses during the period.

     Total and average annual rate of return information may be useful for reviewing the performance of a Fund and for providing a basis for comparison with other investment alternatives. However, unlike bank deposits or other investments which pay a fixed yield for a stated period of time, a Fund's total rate of return fluctuates, and this should be considered when reviewing performance or making comparisons.

     Each Fund's performance may be used from time to time in shareholder reports or other communications to shareholders or prospective investors.
Performance figures are based on historical earnings and are not intended to indicate future performance. Performance information may include a Fund's investment results and/or comparisons of its investment results to various unmanaged indexes (such as the MSCI-Europe and MSCI-Pacific) and to investments for which reliable performance data is available. Performance information may also include comparisons to averages, performance rankings or other information prepared by recognized mutual fund statistical services. To the extent that unmanaged indexes are so included, the same indexes are used on a consistent basis. A Fund's investment results as used in such communications are calculated on a total rate of return basis in the manner set forth below. From time to time, fund rankings from various sources, such as Micropal, may be quoted.

     Period and average annualized "total rates of return" may be provided in such communications. The "total rate of return" refers to the change in the value of an investment in a Fund over a stated period based on any change in net asset value per share and including the value of any shares purchasable with any dividends or capital gains distributions during such period. Period total rates of return may be annualized. An annualized total rate of return is a compounded total rate of return which assumes that the period total rate of return is generated over a one year period, and that all dividends and capital gains distributions are reinvested. An annualized total rate of return is slightly higher than a period total rate of return if the period is shorter than one year, because of the assumed reinvestment.



PURCHASES AND REDEMPTIONS

-------------------------------------------------------------------

     The Corporation reserves the right to discontinue, alter or limit the automatic reinvestment privilege at any time.

     A confirmation of each purchase and redemption transaction is issued on execution of that transaction.

     A shareholder's right to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed: (i) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when regular trading on such Exchange is restricted as determined by the Securities and Exchange Commission by rule or regulation, (ii) during periods in which an emergency exists which causes disposal of, or evaluation of the net asset value of, a Fund's portfolio securities to be unreasonable or impracticable, or (iii) for such other periods as the Securities and Exchange Commission may permit.

     In the event a shareholder redeems all shares held in the Fund, future purchases of shares of the Fund by such shareholder would be subject to the Fund=s minimum initial purchase requirements.

     The value of shares redeemed may be more or less than the shareholder's cost depending on Fund performance during the period the shareholder owned such shares.



     An  investor  should  be aware  that  redemptions  from the Fund may not be
processed  if  a  completed  account   application  with  a  certified  taxpayer
identification number has not been received.





FEDERAL TAXES

-------------------------------------------------------------------

     Each year, the Corporation intends to continue to qualify each Fund and elect that each Fund be treated as a separate "regulated investment company"of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Funds are not subject to federal income taxes on its net income and realized net long-term capital gains in excess of net short-term capital losses that are distributed to its shareholders. A 4% non-deductible excise tax is imposed on a Fund to the extent that certain distribution requirements for that Fund for each calendar year are not met. The Corporation intends to continue to meet such requirements.



     Qualification as a regulated investment company under the Code requires, among other things, that (a) at least 90% of a Fund's annual gross income, without offset for losses from the sale or other disposition of securities, be derived from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of securities, foreign currencies or other income derived with respect to its business of investing in such securities; (b) less than 30% of a Fund's annual gross income be derived from gains (without offset for losses) from the sale or other disposition of securities held for less than three months; and (c) the holdings of a Fund be diversified so that, at the end of each quarter of its fiscal year, (i) at least 50% of the market value of a Fund's assets be represented by cash, U.S. Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of that Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of a Fund's assets be invested in the securities of any one issuer (other than U.S. Government securities). Foreign currency gains that are not directly related to a Fund's business of investing in stock or securities is included in the income that counts toward the 30% gross income requirement described above but may be excluded by Treasury Regulations from income that counts toward the 90% of gross income requirement described above. In addition, in order not to be subject to federal income tax, at least 90% of a Fund's net investment income and net short-term capital gains earned in each year must be distributed to that Fund's shareholders.



     Dividends paid from the Funds are not eligible for the dividends-received deduction allowed to corporate shareholders because the income of the Funds does not consist of dividends paid by domestic corporations.


     Under the Code, gains or losses attributable to foreign currency contracts, or to fluctuations in exchange rates between the time a Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time that Fund actually collects such income or pays such liabilities, are treated as ordinary income or ordinary loss. Similarly, gains or losses on the disposition of debt securities held by a Fund, if any, denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates are also treated as ordinary income or loss.

     Gains or losses on sales of securities for a Fund are treated as long-term capital gains or losses if the securities have been held by it for more than one year except in certain cases where a put has been acquired or a call has been written thereon for that Fund. Other gains or losses on the sale of securities are treated as short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities are generally treated as gains and losses from the sale of securities. If an option written for a Fund lapses or is terminated through a closing transaction, such as a repurchase for that Fund of the option from its holder, that Fund may realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid in the closing transaction. If securities are sold for a Fund pursuant to the exercise of a call option written for it, the premium received would be added to the sale price of the securities delivered in determining the amount of gain or loss on the sale. The requirement that less than 30% of a Fund's gross income be derived from gains from the sale of securities held for less than three months may limit the ability to write options and engage in transactions involving stock index futures for a Fund.

Certain options contracts held for a Fund at the end of each fiscal year are required to be "marked to market" for federal income tax purposes; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on these deemed sales and on actual dispositions are treated as long-term capital gain or loss, and the remainder are treated as short-term capital gain or loss regardless of how long that Fund has held such options. A Fund may be required to defer the recognition of losses on stock or securities to the extent of any unrecognized gain on offsetting positions held for it.

     If shares are purchased for a Fund in certain foreign investment entities, referred to as "passive foreign investment companies", that Fund itself may be subject to U.S. federal income tax, and an additional charge in the nature of interest, on a portion of any "excess distribution" from such company or gain from the disposition of such shares, even if the distribution or gain is paid by that Fund as a dividend to its shareholders. If a Fund were able and elected to treat a passive foreign investment company as a "qualified electing fund", in lieu of the treatment described above, that Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, that Fund's pro rata share of the ordinary earnings and net capital gains of the company, whether or not distributed to that Fund.

     Return of Capital. Any dividend or capital gains distribution has the effect of reducing the net asset value of Fund shares held by a shareholder by the same amount as the dividend or capital gains distribution. If the net asset value of shares is reduced below a shareholder's cost as a result of a dividend or capital gains distribution by a Fund, such dividend or capital gains distribution would be taxable even though it represents a return of invested capital.

     Redemption of Shares. Any gain or loss realized on the redemption of Fund shares by a shareholder who is not a dealer in securities would be treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. However, any loss realized by a shareholder upon the redemption of Fund shares held one year or less is treated as a long-term capital loss to the extent of any long-term capital gains distributions received by the shareholder with respect to such shares. Additionally, any loss realized on a redemption or exchange of Fund shares is disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend or capital gains distribution in Fund shares.

     Foreign Taxes. The Funds may be subject to foreign withholding taxes with respect to income received from sources within foreign countries. So long as more than 50% in value of a Fund's total assets at the close of any fiscal year consists of stock or securities of foreign corporations, at the election of the Corporation any such foreign income taxes paid by a Fund may be treated as paid directly by its shareholders. The Corporation makes such an election only if it deems it to be in the best interest of that Fund's shareholders and notifies shareholders in writing each year if it makes the election and of the amount of foreign income taxes, if any, to be treated as paid by the shareholders. If the Corporation elects to treat foreign income taxes paid from a Fund as paid directly by that Fund's shareholders, each Fund shareholder would be required to include in income such shareholder's proportionate share of the amount of foreign income taxes paid by that Fund and would be entitled to claim either a credit or a deduction in such amount. (No deduction is permitted in computing alternative minimum tax liability). Shareholders who choose to utilize a credit (rather than a deduction) for foreign taxes are subject to the limitation that the credit may not exceed the shareholder's U.S. tax (determined without regard to the availability of the credit) attributable to that shareholder's total foreign source taxable income. For this purpose, the portion of dividends and capital gains distributions paid from a Fund from its foreign source income is treated as foreign source income. A Fund's gains and losses from the sale of securities are generally treated as derived from U.S. sources, however, and certain foreign currency gains and losses likewise are treated as derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source "passive income", such as the portion of dividends received from a Fund which qualifies as foreign source income. In addition, the foreign tax credit is allowed to offset only 90% of the alternative minimum tax imposed on corporations and individuals. Because of these limitations, a shareholder may be unable to claim a credit for the full amount of such shareholder's proportionate share of the foreign income taxes paid from a Fund.


     Certain entities, including Corporations formed as part of corporate pension or profit-sharing plans and certain charitable and other organizations described in Section 501 (c) of the Code, that are generally exempt from federal income taxes may not receive any benefit from the election by the Corporation to "pass through" foreign income taxes to a Fund's shareholders. In certain circumstances foreign taxes imposed with respect to a Fund's income may not be treated as income taxes imposed on that Fund. Any such taxes would not be included in that Fund's income, would not be eligible to be "passed through" to Fund shareholders, and would not be eligible to be claimed as a foreign tax credit or deduction by Fund shareholders. In particular, in certain circumstances it may not be clear whether certain amounts of taxes deducted from gross dividends paid to a Fund would, for U.S. federal income tax purposes, be treated as imposed on the issuing corporation rather than that Fund.

     Other Taxes. A Fund may be subject to state or local taxes in jurisdictions in which it is deemed to be doing business. In addition, the treatment of a Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Distributions to shareholders may be subject to additional state and local taxes. Shareholders should consult their own tax advisors with respect to any state or local taxes. Other
Information. Annual notification as to the tax status of capital gains distributions, if any, is provided to shareholders shortly after October 31, the end of each Fund=s fiscal year. Additional tax information is mailed to shareholders in January.

     Under U.S. Treasury regulations, the Corporation and each Eligible Institution are required to withhold and remit to the U.S. Treasury a portion (31%) of dividends and capital gains distributions on the accounts of those shareholders who fail to provide a correct taxpayer identification number (Social Security Number for individuals) or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to such withholdings. Prospective investors should submit an IRS Form W-9 to avoid such withholding. This tax discussion is based on the tax laws and regulations in effect on the date of the Prospectus, however such laws and regulations are subject to change. Shareholders and prospective investors are urged to consult their tax advisors regarding specific questions relevant to their particular circumstances.

DESCRIPTION OF SHARES
-------------------------------------------------------------------


     The Corporation is an open-end management investment company organized as a Maryland corporation on July 16, 1990. Its offices are located at 21 Milk Street, Boston, Massachusetts 02109; its telephone number is (617) 423-0800. The Articles of Incorporation currently permit the Corporation to issue 2,500,000,000 shares of common stock, par value $0.001 per share, of which 25,000,000 shares have been classified as shares of the European Equity Fund and 25,000,000 as shares of Pacific Basin Equity Fund. The Board of Directors may increase the number of shares the Corporation is authorized to issue without the approval of shareholders. The Board of Directors also has the power to designate one or more series of shares of common stock and to classify and reclassify any unissued shares with respect to such series. Currently there are four such series in addition to the Funds.


     Each share of the Fund represents an equal proportional interest in the Fund with each other share. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

     Shareholders of each Fund are entitled to a full vote for each full share held and to a fractional vote for fractional shares. Shareholders in the Corporation do not have cumulative voting rights, and shareholders owning more than 50% of the outstanding shares of the Corporation may elect all of the Directors of the Corporation if they choose to do so and in such event the other shareholders in the Corporation would not be able to elect any Director. The Corporation is not required and has no current intention to hold meetings of shareholders annually but the Corporation will hold special meetings of shareholders when in the judgment of the Corporation's Directors it is necessary or desirable to submit matters for a shareholder vote as may be required by the 1940 Act or as may be permitted by the Articles of Incorporation or By-laws. Shareholders have under certain circumstances (e.g., upon application and submission of certain specified documents to the Directors by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Directors. Shareholders also have the right to remove one or more Directors without a meeting by a declaration in writing by a specified number of shareholders. Shares have no preemptive or conversion rights. The rights of redemption are described in the Prospectus. Shares, when issued, are fully paid and non-assessable by the Corporation.

     Stock certificates are not issued by the Corporation.

     The By-laws of the Corporation provide that the presence in person or by proxy of the holders of record of one third of the shares of a Fund outstanding and entitled to vote thereat shall constitute a quorum at all meetings of shareholders of that Fund, except as otherwise required by applicable law. The By-laws further provide that all questions shall be decided by a majority of the votes cast at any such meeting at which a quorum is present, except as otherwise required by applicable law.

     The Corporation's Articles of Incorporation provide that, at any meeting of shareholders of a Fund, each Eligible Institution may vote any shares as to which that Eligible Institution is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which that Eligible Institution is the agent of record. Any shares so voted by an Eligible Institution are deemed represented at the meeting for purposes of quorum requirements. The Articles of Incorporation of the Corporation contain a provision permitted under Maryland Corporation Law which under certain circumstances eliminates the personal liability of the Corporation's Directors to the Corporation or its shareholders.


     The Articles of Incorporation and the By-Laws of the Corporation provide that the Corporation indemnify the Directors and officers of the Corporation to the full extent permitted by the Maryland Corporation Law, which permits indemnification of such persons against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Corporation. However, nothing in the Articles of Incorporation or the By-Laws of the Corporation protects or indemnifies a Director or officer of the Corporation against any liability to the Corporation or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     The Corporation may, in the future, seek to achieve each Fund's investment objective by investing all of the Fund's investable assets in a no-load, open-end management investment company having substantially the same investment objective as a Fund. Shareholders will receive 30 days prior written notice with respect to any such investment. In such event, the Fund would no longer directly require investment advisory services and therefore would pay no investment advisory fees. Further, the administrative services fee paid from the Fund would be reduced. At a shareholder's meeting held on September 23, 1993, each Fund's shareholders approved changes to the investment restrictions to authorize such an investment. Such an investment would be made only if the Directors believe that the aggregate per share expenses of each Fund and such other investment company would be less than or approximately equal to the expenses which the Fund would incur if the Corporation were to continue to retain the services of an investment adviser for the Fund and the assets of the Fund were to continue to be invested directly in portfolio securities.

     It is expected that the investment in another investment company will have no preference, preemptive, conversion or similar rights, and will be fully paid and non-assessable. It is expected that the investment company will not be required to hold annual meetings of investors, but will hold special meetings of investors when, in the judgment of its trustees, it is necessary or desirable to submit matters for an investor vote. It is expected that each investor will be entitled to a vote in proportion to the share of its investment in such investment company. Except as described below, whenever the Corporation is requested to vote on matters pertaining to the investment company, the Corporation would hold a meeting of each Fund's shareholders and would cast its votes on each matter at a meeting of investors in the investment company proportionately as instructed by the Fund's shareholders.

PORTFOLIO BROKERAGE TRANSACTIONS
-------------------------------------------------------------------


     The portfolio of each of the Funds is managed actively in pursuit of its investment objective. Securities are not traded for short-term profits but, when circumstances warrant, securities are sold without regard to the length of time held. A 100% annual turnover rate would occur, for example, if all securities in a Fund's portfolio (excluding short-term obligations) were replaced once in a period of one year. The portfolio turnover rate for the European Equity Fund was 82% and 56% for the fiscal years ended October 31, 1997 and 1998, respectively. For the same time periods, the portfolio turnover rate for the Pacific Basin Equity Fund was 63% and 91%, respectively. The amount of brokerage commissions and taxes on realized capital gains to be borne by the shareholders of a Fund tend to increase as the level of portfolio activity increases.



     In effecting securities transactions for a Fund, the Investment Adviser seeks to obtain the best price and execution of orders. In selecting a broker, the Investment Adviser considers a number of factors including: the broker's ability to execute orders without disturbing the market price; the broker's
reliability  for  prompt,   accurate   confirmations  and  on-time  delivery  of
securities; the broker=s financial condition and responsibility; the research and other investment information provided by the broker; and the commissions charge. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the Investment Adviser determines in good faith that the amount of such commissions is reasonable in relation to the value of the brokerage services and research information provided by such broker.

     The Investment Adviser may direct a portion of a Fund's securities transactions to certain unaffiliated brokers which in turn use a portion of the commissions they receive from that Fund to pay other unaffiliated service providers on behalf of that Fund for services provided for which that Fund would otherwise be obligated to pay. Such commissions paid by a Fund are at the same rate paid to other brokers for effecting similar transactions in listed equity securities.

     On those occasions when Brown Brothers Harriman & Co. deems the purchase or sale of a security to be in the best interests of a Fund as well as other customers, Brown Brothers Harriman & Co., to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for that Fund with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions, if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction are made by Brown Brothers Harriman & Co. in the manner it considers to be most equitable and consistent with its fiduciary obligations to its customers, including the Funds. In some instances, this procedure might adversely affect a Fund.

         For the fiscal year ended October 31, 1996, the aggregate commissions paid by the European Equity Fund and the Pacific Basin Equity Fund were $262,804 and $542,629, respectively. For the fiscal year ended October 31, 1997, the aggregate commissions paid by the European Equity Fund and the Pacific Basin Equity Fund were $625,439 and $669,481, respectively. For the fiscal year ended October 31, 1998, the aggregate commissions paid by the European Equity Fund and the Pacific Basin Equity Fund were $460,433 and $362,267, respectively.

     Portfolio securities are not purchased from or sold to the Administrator, Distributor or Investment Adviser or any "affiliated person" (as defined in the 1940 Act) of the Administrator, Distributor or Investment Adviser when such entities are acting as principals, except to the extent permitted by law. All of the transactions for the Funds are executed through qualified brokers other than Brown Brothers Harriman & Co. In selecting such brokers, the Investment Adviser may consider the research and other investment information provided by such brokers. Research services provided by brokers to which Brown Brothers Harriman & Co. has allocated brokerage business in the past include economic statistics and forecasting services, industry and company analyses, portfolio strategy services, quantitative data, and consulting services from economists and political analysts. Research services furnished by brokers are used for the benefit of all the Investment Adviser's clients and not solely or necessarily for the benefit of the Funds. The Investment Adviser believes that the value of research services received is not determinable nor does such research significantly reduce its expenses. The Corporation does not reduce the fee paid by a Fund to the Investment Adviser by any amount that might be attributable to the value of such services.

     A committee, comprised of officers and partners of Brown Brothers Harriman & Co. who are portfolio managers of some of Brown Brothers Harriman & Co.'s managed accounts (the "Managed Accounts"), evaluates semi-annually the nature and quality of the brokerage and research services provided by brokers, and, based on this evaluation, establishes a list and projected ranking of preferred brokers for use in determining the relative amounts of commissions to be allocated to such brokers. However, in any semi-annual period, brokers not on the list may be used, and the relative amounts of brokerage commissions paid to the brokers on the list may vary substantially from the projected rankings.

     The Directors of the Corporation review regularly the reasonableness of commissions and other transaction costs incurred for the Funds in light of facts and circumstances deemed relevant from time to time and, in that connection, receive reports from the Investment Adviser and published data concerning transaction costs incurred by institutional investors generally.

     Over-the-counter purchases and sales are transacted directly with principal market makers, except in those circumstances in which, in the judgment of the Investment Adviser, better prices and execution of orders can otherwise be obtained. If the Corporation effects a closing transaction with respect to a futures or option contract, such transaction normally would be executed by the same broker-dealer who executed the opening transaction. The writing of options by the Corporation may be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options which the Corporation may write may be affected by options written by the Investment Adviser for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

ADDITIONAL INFORMATION
-------------------------------------------------------------------

     As used in this Statement of Additional Information and the Prospectus, the term "majority of a Fund's outstanding voting securities" (as defined in the 1940 Act) currently means the vote of (i) 67% or more of that Fund's shares present at a meeting, if the holders of more than 50% of the outstanding voting securities of that Fund are present in person or represented by proxy; or (ii) more than 50% of that Fund's outstanding voting securities, whichever is less.

     Fund  shareholders   receive  semi-annual   reports  containing   unaudited
financial statements and annual reports containing financial statements audited by independent auditors.

     With respect to the securities offered by the Prospectus, this Statement of Additional Information and the Prospectus do not contain all the information included in the Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933. Pursuant to the rules and regulations of the Securities and Exchange Commission, certain portions have been omitted. The Registration Statement including the exhibits filed therewith may be examined at the office of the Securities and Exchange Commission in Washington, D.C.

     Statements contained in this Statement of Additional Information and the Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement. Each such statement is qualified in all respects by such reference.

FINANCIAL STATEMENTS
-------------------------------------------------------------------

     The Annual Report of the Funds dated October 31, 1998 has been filed with the Securities and Exchange Commission pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder and is hereby incorporated herein by reference. A copy of the Annual Report which also contains performance information will be provided, without charge, to each person receiving this Statement of Additional Information.

WS5306F

PART C
ITEM 23.  EXHIBITS.

               (a)  (i) Restated Articles of Incorporation of the Registrant.(7)
                   (ii) Establishment and Designation of Series of The 59 Wall
                        Street U.S. Equity Fund and The 59 Wall Street Short/ Intermediate Fixed Fund.(7)
                  (iii) Establishment and Designation of Series of The 59 Wall
                        Street Small Company Fund.(7)
                   (iv) Establishment and Designation of Series of The 59 Wall
                        Street International Equity Fund.(7)
                    (v) Establishment and Designation of Series of The 59 Wall
                        Street Short Term Fund. (7)
                   (vi) Redesignation of series of the The 59 Wall Street Short/
                        Intermediate Fixed Income Fund as The 59 Wall Street Inflation-Indexed Securities Fund. (8)
                   (vi) Establishment and Designation of Series of The 59 Wall
                        Street Tax-Efficient U.S. Equity Fund. (9)

               (b)      Amended and Restated By-Laws of the Registrant.(7)

               (c)      Not Applicable.

               (d)  (i) Advisory Agreement with respect to The 59 Wall Street
                        U.S. Equity Fund.(7)

                   (ii) Advisory Agreement with respect to The 59 Wall Street
                        Short/Intermediate Fixed Income Fund.(7)

                  (iii) Form of Advisory Agreement with respect to The 59 Wall
                        Street Inflation-Indexed Securities Fund.(8)

                   (iv) Form of Advisory Agreement with respect to The 59 Wall
                        Street Tax-Efficient U.S. Equity Fund. (9)

               (e)      Form of Amended and Restated Distribution Agreement.(3)

               (f)      Not Applicable.

               (g)  (a) Form of Custody Agreement.(2)

                    (b) Form of Transfer Agency Agreement.(2)

               (h)  (i) Amended and Restated Administration Agreement.(6)

                   (ii) Subadministrative Services Agreement.(6)

                  (iii) Form of License Agreement.(1)

                   (iv) Amended and Restated Shareholder Servicing Agreement.(6)
                        (i) Appendix A to Amended and Restated Shareholder
                            Servicing Agreement.(9)

                    (v) Amended and Restated Eligible Institution Agreement.(6)
                        (ii) Appendix A to Amended and Restated Eligible
                             Institution Agreement.(9)

                   (vi) Form of Expense Reimbursement Agreement with respect to
                        The 59 Wall Street U.S. Equity Fund.(6)

                  (vii) Form of Expense Reimbursement Agreement with respect to
                        The 59 Wall Street Short/Intermediate Fixed
                        Fund.(6)

                 (viii) Form of Expense Payment Agreement with respect to
                        The 59 Wall Street Inflation-Indexed Securities Fund.(8)

                   (ix) Form of Expense Payment Agreement with respect to The
                        59 Wall Street Tax-Efficient U.S. Equity Fund. (9)

                    (x) Form of Expense Payment Agreement with respect to The
                        59 Wall Street International Equity Fund.(10)

              (i)       Opinion of Counsel (including consent).(2)

              (j)       Independent auditors' consent.(11)

              (k)       Not Applicable.

              (l) Copies of investment representation letters from initial shareholders.(2)

              (m)       Not Applicable.

              (n)       Financial Data Schedule.(11)

              (o)       Not Applicable.

(1)Filed with the initial Registration Statement on July 16, 1990.

(2)Filed with Amendment No. 1 to this Registration Statement on October 9, 1990.

(3)Filed with Amendment No.2 to this Registration Statement on February 14,
   1991.

(4)Filed with Amendment No. 5 to this Registration Statement on June 15, 1992.

(5)Filed with Amendment No. 7 to this Registration Statement on March 1, 1993.

(6)Filed with Amendment No.9 to this Registration Statement on
   December 30, 1993.

(7)Filed with Amendment No. 24 to this Registration Statement on
   February 28, 1996.

(8)Filed with Amendment No. 27 to this Registration Statement on
   February 28, 1997.

(9)Filed with Amendment No. 38 to this Registration Statement on
   September 21, 1998.

(10)Filed with Amendment No. 40 to this Registration Statement on
   December 30, 1998.

(11)Filed herewith.

Item 24.  Persons Controlled by or Under Common Control with Registrant.

         See "Directors and Officers" in the Statement of Additional Information filed as part of this Registration Statement.

Item 25.          Indemnification

         Reference is made to Article VII of Registrant's By-Laws and to Section 5 of the Distribution Agreement between the Registrant and 59 Wall Street Distributors, Inc.

         Registrant, its Directors and officers, and persons affiliated with them are insured against certain expenses in connection with the defense of actions, suits or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings.

         Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Act"), may be permitted to Directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer of controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.          Business and Other Connections of Investment Adviser.

         The Registrant's investment adviser, Brown Brothers Harriman & Co. ("BBH & Co."), is a New York limited partnership. BBH & Co. conducts a general banking business and is a member of the New York Stock Exchange, Inc.

         To the knowledge of the Registrant, none of the general partners or officers of BBH & Co. is engaged in any other business, profession, vocation or employment of a substantial nature.

Item 27.          Principal Underwriters.

         1.       (a)      59 Wall Street Distributors, Inc. ("59 Wall Street
                           Distributors") and its affiliates, also serves as administrator and/or distributor to other registered investment companies.

                  (b) Set forth below are the names, principal business addresses and positions of each Director and officer of 59 Wall Street Distributors. The principal business address of these individuals is c/o 59 Wall Street Distributors, Inc., 21 Milk Street, Boston, MA 02109. Unless otherwise specified, no officer or Director of 59 Wall Street Distributors serves as an officer or Director of the Registrant.

                         Position and Offices with        Position and Offices
    Name                 59 Wall Street Distributors      with the Registrant
-------------            ---------------------------      --------------------

Philip W. Coolidge       Chief Executive                  President
                         Officer, President
                         and Director

John R. Elder            Assistant Treasurer              Treasurer


Linda T. Gibson          Secretary                        Secretary


Molly S. Mugler          Assistant Secretary              Assistant Secretary

Christine A. Drapeau           --                         Assistant Secretary

Linwood C. Downs         Treasurer                               --


Robert Davidoff          Director                                --
CMNY Capital, L.P.
135 East 57th Street
New York, NY  10022

Donald Chadwick          Director                                --
Scarborough & Company
110 East 42nd Street
New York, NY  10017

Leeds Hackett           Director                                  --
National Credit
Management Corporation
10155 York Road
Cockeysville, MD  21030

Laurence E. Levine      Director                                  --
First International
  Capital Ltd.
130 Sunrise Avenue
Palm Beach, FL  33480


         (c)      Not Applicable.

Item 28.  Location of Accounts and Records.

         All accounts,  books and other  documents  required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained at the offices of:

         The 59 Wall Street Fund, Inc.
         21 Milk Street
         Boston, MA 02109

         Brown Brothers Harriman & Co.
         59 Wall Street
         New York, NY 10005
            (investment adviser, eligible institution and shareholder servicing agent)

         59 Wall Street Distributors, Inc.
         21 Milk Street
         Boston, MA 02109
            (distributor)

         59 Wall Street Administrators, Inc.
         21 Milk Street
         Boston, MA 02109
         (subadministrator)

         State Street Bank and Trust Company
         1776 Heritage Drive
         North Quincy, MA 02171
        (custodian and transfer agent)

Item 29.          Management Services.

         Other than as set forth under the caption "Management of the Corporation" in the Prospectus constituting Part A of the Registration Statement, Registrant is not a party to any management-related service contract.


Item 30.          Undertakings.

        Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement on Form N-1A ("Registration Statement") pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized in the City of Boston, and Commonwealth of Massachusetts on the 26th day of February, 1999.


                                                THE 59 WALL STREET FUND, INC.

                                                 By /s/ PHILIP W. COOLIDGE
                                                (Philip W. Coolidge, President)


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated above.

Signature                                     Title

/s/ J.V. SHIELDS, JR.                         Director and Chairman of
 (J.V. Shields, Jr.)                          the Board


/s/ PHILIP W. COOLIDGE                        President (Principal
(Philip W. Coolidge)                          Executive Officer)


/s/ EUGENE P. BEARD                           Director
(Eugene P. Beard)


/s/ DAVID P. FELDMAN                          Director
(David P. Feldman)


/s/ ARTHUR D. MILTENBERGER                    Director
(Arthur D. Miltenberger)


/s/ ALAN D. LOWY                              Director
(Alan D. Lowy)

/S/ JOHN R. ELDER                             Treasurer
(John R. Elder)

 SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized in the City of Boston, Massachusetts on the 26th day of February, 1999.


                              U.S. SMALL COMPANY PORTFOLIO


                              By /S/PHILIP W. COOLIDGE
                             (Philip W. Coolidge, President)


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated above.

Signature                                     Title

PHILIP W. COOLIDGE                      President of the Portfolio
(Philip W. Coolidge)


RICHARD L. CARPENTER*                   Trustee
(Richard L. Carpenter)


CLIFFORD A. CLARK*                      Trustee
(Clifford A. Clark)


DAVID M. SEITZMAN*                      Trustee
(David M. Seitzman)


JOHN R. ELDER*                          Treasurer of the Portfolio
(John R. Elder)


*By: /S/PHILIP W. COOLIDGE
     Philip W. Coolidge as Attorney-in-Fact pursuant to
     Powers of Attorney filed previously.